   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 2001


                                                  REGISTRATION NO. 333-31482

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2                      /X/

                             ---------------------

                        EQUITRUST LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    It is proposed that this filing will become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485:


    /X/ on October 1, 2001 pursuant to paragraph (b) of Rule 485;


    / /    days after filing pursuant to paragraph (a) of Rule 485;

    / / on (date) pursuant to paragraph (a) of Rule 485.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

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                        EQUITRUST LIFE VARIABLE ACCOUNT

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                October 1, 2001



Equitrust Life Insurance Company is offering a flexible premium last survivor variable life insurance policy (the "Policy") described in this Prospectus. Equitrust ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.



While the Policy is in force, we will pay:


    - death proceeds upon the last death of the Joint Insureds, and

    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.


You may allocate net premiums under a Policy to one or more of the Subaccounts of Equitrust Life Variable Account (the "Variable Account"). Death proceeds may, and accumulated value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.



American Century


  VP Ultra Fund
  VP Vista Fund


Dreyfus Variable Investment Fund


  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio


Dreyfus Socially Responsible Growth  Fund, Inc.


EquiTrust Variable Insurance Series  Fund


  Blue Chip Portfolio
  High Grade Bond Portfolio
  High Yield Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Value Growth Portfolio


Fidelity Variable Insurance Products  Funds


  VIP Contrafund Portfolio
  VIP Growth Portfolio
  VIP Growth & Income Portfolio
  VIP High Income Portfolio
  VIP Index 500 Portfolio
  VIP Mid Cap Portfolio
  VIP Overseas Portfolio


Franklin Templeton Variable Insurance  Products Trust


  Franklin Small Cap Fund
  Franklin Value Securities Fund
  Franklin U.S. Government Fund
  Mutual Shares Securities Fund
  Templeton Growth Securities Fund


J.P. Morgan Series Trust II


  Mid-Cap Value Portfolio
  Small Company Portfolio


Summit Pinnacle Series


  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index  Portfolio
  S&P MidCap 400 Index Portfolio


T. Rowe Price Equity Series, Inc.


  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio


T. Rowe Price International Series, Inc.


  International Stock Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy. EquiTrust does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   Please read this Prospectus carefully and retain it for future reference.


                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
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                                                                   PAGE
                                                               ------------
 DEFINITIONS.................................................             3
 SUMMARY OF THE POLICY.......................................             5
 EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...            11
       EquiTrust Life Insurance Company......................            11
       IMSA..................................................            11
       The Variable Account..................................            11
       Investment Options....................................            12
       Addition, Deletion or Substitution of Investments.....            18
 THE POLICY..................................................            19
       Purchasing the Policy.................................            19
       Premiums..............................................            19
       Examination of Policy (Cancellation Privilege)........            22
       Policy Lapse and Reinstatement........................            22
       Special Transfer Privilege............................            23
 POLICY BENEFITS.............................................            23
       Accumulated Value Benefits............................            23
       Transfers.............................................            26
       Loan Benefits.........................................            27
       Death Proceeds........................................            29
       Benefits at Maturity..................................            32
       Payment Options.......................................            32
 CHARGES AND DEDUCTIONS......................................            33
       Premium Expense Charge................................            33
       Monthly Deduction.....................................            33
       Transfer Charge.......................................            35
       Partial Withdrawal Fee................................            36
       Surrender Charge......................................            36
       Variable Account Charges..............................            36
 THE DECLARED INTEREST OPTION................................            36
       General Description...................................            37
       Declared Interest Option Accumulated Value............            37
       Transfers, Partial Withdrawals, Surrenders and Policy
        Loans................................................            37
 GENERAL PROVISIONS..........................................            38
       The Contract..........................................            38
       Incontestability......................................            38
       Change of Provisions..................................            38
       Misstatement of Age or Sex............................            38
       Suicide Exclusion.....................................            38
       Annual Report.........................................            39
       Non-Participation.....................................            39
       Ownership of Assets...................................            39
       Written Notice........................................            39
       Postponement of Payments..............................            39
       Continuance of Insurance..............................            40
       Ownership.............................................            40
       The Beneficiary.......................................            40
       Changing the Policyowner or Beneficiary...............            40
       Additional Insurance Benefits.........................            41
       Policy Split Option...................................            41

                                                                   PAGE
                                                               ------------
 DISTRIBUTION OF THE POLICIES................................            42
 FEDERAL TAX MATTERS.........................................            42
       Introduction..........................................            42
       Tax Status of the Policy..............................            42
       Tax Treatment of Policy Benefits......................            43
       Possible Tax Law Changes..............................            45
       Taxation of the Company...............................            45
       Employment-Related Benefit Plans......................            45
 ADDITIONAL INFORMATION......................................            45
 FINANCIAL STATEMENTS........................................            49
 ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES......    Appendix A
 DEATH BENEFIT OPTIONS.......................................    Appendix B
 MAXIMUM SURRENDER CHARGES...................................    Appendix C


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

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DEFINITIONS
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ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.

COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.


HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.



INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.


JOINT EQUAL AGE: The age on which premium and Accumulated Value are based. It is an actuarial equivalent and is determined by the age and sex of the Joint Insureds. The current Joint Equal Age on any Policy Anniversary will equal the Joint Equal Age on the Policy Date plus the number of years since the Policy Date.

JOINT EQUAL ATTAINED AGE: The Joint Equal Age at the Policy Date plus the number of Policy Years since the Policy Date.

JOINT INSUREDS: The persons upon whose lives the Company issues a Policy.

MATURITY DATE: The Joint Equal Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.


NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). After the earlier of the date we receive your signed notice that you received the Policy, or 25 days after the Delivery Date, the Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% at the amount withdrawn.

POLICY: The flexible premium last survivor variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

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SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium last survivor variable life insurance policy providing for:

         - death proceeds payable to the Beneficiary upon the last death of the Joint Insureds,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $100,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.


    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.


    - If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.


    - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the greater of:


         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT


    - The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options.")



    - You may instruct us to allocate Net Premiums and transfer Accumulated Value to any of the Subaccounts.



    -   We will allocate your initial Net Premium to the Declared Interest
        Option.


    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.


    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.


    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for a Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,


         -   the investment performance of the Subaccounts,


         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Surrender Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Net Surrender Value as of the date of the most recent loan.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.

    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest equal to at least 4%.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the last death of the Joint Insureds.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a Premium Expense Charge equal to 7% of each premium up to the Target Premium and 2% of each premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge, plus

         -   the cost of any additional insurance benefits added by rider, plus

         -   a $10 policy expense charge, plus

         -   a monthly charge of $0.03 per $1,000 of Specified Amount.


    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.10 per $1,000 of Specified Amount or Specified Amount increase.



    - We also apply a $10 first year monthly expense charge during the first 12 Policy Months.



    - Upon partial withdrawal from a Policy we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.


    - We apply a charge upon surrender during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount (see "APPENDIX C--Maximum Surrender Charges").

    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT


    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge currently equals an effective annual rate of .90%.


    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2000. There were no waivers or reimbursements effected during the 2000 fiscal year.

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)




                                                 ADVISORY    OTHER      12B-1         TOTAL
INVESTMENT OPTION                                  FEE      EXPENSES     FEE         EXPENSES
American Century
  VP Ultra Fund                                   1.00%      0.00%      0.00%         1.00%(1)
  VP Vista Fund                                   1.00%      0.00%      0.00%         1.00%(1)
Dreyfus
  VIF Appreciation Portfolio--Initial Share
  Class                                           0.75%      0.03%      0.00%         0.78%
  VIF Disciplined Stock Portfolio--Initial
  Share Class                                     0.75%      0.06%      0.00%         0.81%
  VIF Growth and Income Portfolio--Initial
  Share Class                                     0.75%      0.03%      0.00%         0.78%
  VIF International Equity Portfolio--Initial
  Share Class                                     0.75%      0.24%      0.00%         0.99%
  VIF Small Cap Portfolio--Initial Share Class    0.75%      0.03%      0.00%         0.78%
  Dreyfus Socially Responsible Growth
  Fund, Inc.--Service Share Class                 0.75%      0.03%      0.25%         1.03%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                             0.20%      0.07%      0.00%         0.27%
  High Grade Bond Portfolio                       0.30%      0.15%      0.00%         0.45%
  High Yield Bond Portfolio                       0.45%      0.14%      0.00%         0.59%
  Managed Portfolio                               0.45%      0.11%      0.00%         0.56%
  Money Market Portfolio                          0.25%      0.25%      0.00%         0.50%
  Value Growth Portfolio                          0.45%      0.12%      0.00%         0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                        0.57%      0.09%      0.00%         0.66%(2)
  VIP Growth & Income Portfolio                   0.53%      0.05%      0.00%         0.58%(2)
  VIP Growth Portfolio                            0.57%      0.08%      0.00%         0.65%(2)
  VIP High Income Portfolio                       0.58%      0.18%      0.25%         1.01%
  VIP Index 500 Portfolio                         0.24%      0.04%      0.00%         0.28%(3)
  VIP Mid Cap Portfolio                           0.57%      0.17%      0.25%         0.99%
  VIP Overseas Portfolio                          0.72%      0.17%      0.00%         0.89%(2)
Franklin Templeton
  Franklin Small Cap Fund--Class 2                0.49%      0.28%      0.25%         1.02%(4)(6)
  Franklin Value Securities Fund--Class 2         0.58%      0.26%      0.25%         1.09%(4)
  Franklin U.S. Government Fund--Class 2          0.51%      0.01%      0.25%         0.77%(5)
  Mutual Shares Securities Fund--Class 2          0.60%      0.20%      0.25%         1.05%
  Templeton Growth Securities Fund--Class 2       0.81%      0.06%      0.25%         1.12%(5)
J.P. Morgan Series Trust II
  Mid-Cap Value Portfolio                         0.70%      0.55%      0.00%         1.25%(7)(8)
  Small Company Portfolio                         0.60%      0.55%      0.00%         1.15%(8)
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                      0.35%      0.29%      0.00%         0.64%(9)(10)
  Russell 2000 Small Cap Index Portfolio          0.35%      0.39%      0.00%         0.74%(9)(10)
  S&P MidCap 400 Index Portfolio                  0.30%      0.30%      0.00%         0.60%(9)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                         0.85%      0.00%      0.00%         0.85%(11)
  Mid-Cap Growth Portfolio                        0.85%      0.00%      0.00%         0.85%(11)
  New America Growth Portfolio                    0.85%      0.00%      0.00%         0.85%(11)
  Personal Strategy Balanced Portfolio            0.90%      0.00%      0.00%         0.90%(11)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                   1.05%      0.00%      0.00%         1.05%(11)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown does not include estimated figures for "other expenses."



(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.



(3) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.33%. This arrangement may be discontinued by the Fund's manager at any time.



(4) For the Franklin Small Cap and Franklin Value Securities Funds, the manager has agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the SEC. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.06% and 1.11%, respectively.



(5) The Fund's administration fee is paid indirectly through the management fee.



(6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.



(7) The Fund's inception date was September 30, 2001; therefore, the expense information shown is based on estimated amounts for the current fiscal year.



(8) Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been:
Mid-Cap Value 1.62% (estimated) and Small Company 1.32%.



(9) Total expenses in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio, in excess of 0.65% for the NASDAQ-100 Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(10) The NASDAQ-100 Index and Russell 2000 Small Cap Index Portfolios commenced operations on April 27, 2000; therefore, the total operating expense figures are annualized.



(11) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.


OTHER POLICIES

    - We offer other variable life insurance policies (through this Variable Account and other variable accounts we establish) that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - We believe that it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as accumulated value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.

    - If a Policy qualifies as life insurance for federal income tax purposes, death proceeds payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

    - Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then complete surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on complete surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

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EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
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EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 42 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
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IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subsribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
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THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.


    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the SEC supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
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INVESTMENT OPTIONS


    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.



DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Funds are available under the Contract.



PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks focusing
                                          on blue chip companies with total market values of more
                                          than $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests in a blended portfolio of growth
                                          and value stocks chosen through a disciplined investment
                                          process.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth through investments
International Equity                      in stocks of foreign companies located in developed
Portfolio--Initial Share Class            countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing primarily in small cap companies with total
Class                                     market values of less than $2 billion at the time of
                                          purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests primarily in the
                                          common stocks of companies that meet traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing
                                          primarily in debt securities rated AAA, AA or A by
                                          Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                          Service, Inc. and in securities issued or guaranteed by
                                          the United States government or its agencies or
                                          instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund Prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP                           -  This Portfolio seeks capital appreciation by investing in
Contrafund-Registered Trademark-          securities of companies whose value the adviser believes
Portfolio                                 is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          income-producing debt securities, preferred stocks and
                                          convertible securities, with an emphasis on lower-quality
                                          debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund invests primarily in common
                                          stocks of small capitalization U.S. companies with market
                                          capitalization issues not exceeding: (i) $1.5 billion; or
                                          (ii) the highest market capitalization value in the
                                          Russell 2000 Index; whichever is greater at the time of
                                          purchase. The Fund may invest substantially in the
                                          technology sector (including electronic technology,
                                          technology services and health technology.)
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund invests primarily in a portfolio limited to U.S.
                                          government securities, and fixed and variable rate
                                          mortgage-backed securities. The Fund currently invests a
                                          substantial portion of its assets in Government National
                                          Mortgage Association obligations.
Franklin Value Securities Fund         -  This Fund primarily seeks long-term total return. While not a goal, income is a secondary consideration. Under
                                          normal market conditions, the Fund invests primarily in
                                          the common stocks of companies the adviser believes are
                                          undervalued (selling substantially below the underlying
                                          value of their assets or their private market value).
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund invests primarily in common stocks of companies
                                          the adviser believes are undervalued, and to a lesser
                                          extent, in companies that are restructuring or
                                          distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund invests primarily in a
                                          globally diversified portfolio of common stocks. While
                                          there are no set percentage targets, the Fund generally
                                          invests in large to medium capitalization companies with
                                          market capitalization values greater than $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE
Mid-Cap Value Portfolio                -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
Small Company Portfolio                -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies with a market capitalization greater than $100
                                          million and less than $2 billion, typically represented
                                          by the Russell 2000 Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. This Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. This Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. This Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE POLICY
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PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Joint Insureds who have a Joint Equal Age of 18 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $100,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $100,000.


    The effective date of insurance coverage under the Policy will be the latest of:


        -   the Policy Date,

        - the date the Joint Insureds sign the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at the Home
            Office.

    The Policy Date will be the later of:

        (1)  the date of the initial application, or

        (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")


    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.



    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:



             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and



             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.


    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.


      FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).



      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.



    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


             (1) before the date we obtain a signed notice from you that you have received the Policy, or


             (2)  before the end of 25 days after the Delivery Date.


    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:


        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.
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EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.



    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:


        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and


        -   amounts approximating the daily charges against the Variable
            Account.

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POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you take a Policy Loan), or after three Policy Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY-- Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Joint Insureds;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit last survivor life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

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POLICY BENEFITS
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    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the last death of the Joint Insureds under one of two death benefit options selected by you (see "POLICY BENEFITS-- Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
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ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders.


    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").


    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.


    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal and Partial Withdrawal Fee.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.


    If Option A is in effect at the time of the partial withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of partial withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.


    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.


    On the Business Day coinciding with or immediately following the earlier of the date we receive notice that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:


        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        -   All partial withdrawals (and any portion of the Partial Withdrawal
            Fee) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:



        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS


             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS


             (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.


        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
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TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year.

        - You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.



        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
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LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")


    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")


    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the last Joint Insureds' death and to the Accumulated Value upon surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. When we do so, the federal income tax treatment of the loan is unclear. You should consult a tax adviser before taking a loan.


    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.


    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you take a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.


    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Joint Insureds' lifetimes and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the last Joint Insureds' death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

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DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the last death of the Joint Insureds.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Joint Insureds, we will pay the death proceeds to you or your estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")

        - If the Joint Insureds die simultaneously, we will pay an equal portion of the death proceeds to each beneficiary.

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.


    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthy premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than
    (b) where:



        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and


        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the last Joint Insureds' death.

    Under Option A, the death benefit will be equal to the greater of:

        (1) the sum of the current Specified Amount and the Accumulated Value, or


        (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age.


    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or


        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds) multiplied by the specified amount factor for the Joint Equal Attained Age.


    The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your death benefit option.

    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your existing coverage.

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially withdrawing Accumulated Value.

    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:


        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.


        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.


        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.


    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing your insurance protection.

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BENEFITS AT MATURITY


    The Maturity Date is Joint Equal Attained Age 115. If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing the Policy beyond the 100th birthday of the younger insured are unclear and a tax adviser should be consulted.

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PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the Effective Date is the date on which death proceeds and Accumulated Value are applied to a payment option.

    You may designate an option in your application or notify us in writing at our Home Office. During the lives of the Joint Insureds, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the last Joint Insureds' death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the Effective Date, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    We have provided a description of the available payment options below. Payments under Options 2, 3, 4 or 5 will begin as of the date of the last Joint Insureds' death, on partial withdrawal or surrender, or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.


    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.


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CHARGES AND DEDUCTIONS
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    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.


    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including registered representative sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).

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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    During the first 12 Policy Months and during the 12 Policy Months, immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.


    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charges.


    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge. During the first 12 Policy Months, the monthly deduction will also include a first year monthly expense charge.


    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries when the Joint Insureds die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.


    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Joint Insureds' sex, underwriting class and Joint Equal Age. For any increase in Specified Amount, we base the cost of insurance rate on the Joint Insureds' sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.



    The cost of insurance rates generally increase as the Joint Insureds' Joint Equal Attained Age increases. The underwriting class of the Joint Insureds also will affect the cost of insurance rate. The

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    Company currently places Joint Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Joint Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Joint Insureds will generally have a lower cost of insurance rate than similarly situated Joint Insureds who use tobacco.



    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.


    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGES. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy. We guarantee this charge will not exceed $14 per Policy Month. We also apply a charge of $0.03 per $1,000 of Specified Amount against each Policy. We guarantee this charge will not exceed $0.05 per $1,000 of Specified Amount.

    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insureds' premium class, and establishing policy records. The first year monthly administrative charge is $0.10 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.14 per $1,000 of Specified Amount.

    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $10 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $14 per Policy Month.
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TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.


    Currently, there is no charge for changing the net premium allocation instructions.

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PARTIAL WITHDRAWAL FEE


    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

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SURRENDER CHARGE


    We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies by Joint Equal Age, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

ISSUE AGE   NON-TOBACCO        TOBACCO          COMBINED
   30          13.67            15.00             14.23
   50          24.28            27.59             25.68
   70          54.10            53.81             53.97


    The Surrender Charge is level within each Policy Year. (See "APPENDIX C--Maximum Surrender Charges.")

    Currently, we waive the Surrender Charge after the first Policy Year if either Joint Insured is terminally ill or stays in a qualified nursing care center for 90 days.
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VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Joint Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

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DECLARED INTEREST OPTION ACCUMULATED VALUE


    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.



    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


    We may delay transfers, payments of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months. Surrenders and partial withdrawals will have tax consequences (see "FEDERAL TAX MATTERS").


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GENERAL PROVISIONS
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THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, any supplemental applications and endorsements or additional benefit riders or agreements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
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INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetimes of the Joint Insureds for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetimes of the Joint Insureds for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
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CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
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MISSTATEMENT OF AGE OR SEX

    If either Joint Insureds' age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
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SUICIDE EXCLUSION


    If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

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ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
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NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
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OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Joint Insureds' full names. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
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POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon a partial withdrawal from or surrender of a Policy, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
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CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the last death of the Joint Insureds; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
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OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. If there is more than one owner, the Policy will be owned jointly with right of survivorship. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Joint Insureds' lifetimes, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Joint Insureds are under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.


    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

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THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the last Joint Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the last Joint Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
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CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Joint Insureds' lives, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.

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ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Last Survivor Universal Cost of Living Increase;

        -  Universal Term Life Insurance;

        -  Death Benefit Guarantee; and

        -  Estate Protector 4-Year Non-Renewable Last Survivor Term.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders, and their suitability for inclusion to your Policy, from the registered representative selling the Policy.
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POLICY SPLIT OPTION

    You may split the Policy into two single-life policies, one on each of the Joint Insureds, upon the occurrence of the following events:

        - divorce or annulment with respect to the marriage of the Joint Insureds, or

        - certain changes in the Federal Estate Tax Law resulting in reductions in the Unlimited Martial Deduction, the Federal Unified Credit or the Federal Estate Tax.

    You may elect this option subject to the following provisions:

        - you must provide us with written notification within 90 days after the effective date of one of the events listed above;

        - each new policy will be issued for no more than one-half the Specified Amount of this Policy;

        - the Net Surrender Value will be divided and allocated in proportion to the Specified Amount of each new policy;

        - the Beneficiary of this Policy will be the beneficiary of each new policy;

        - if the Joint Insureds are the owners of this Policy, each will be the owner of their new policy; if the Joint Insureds are not the owners of this Policy, then the owners will be the owners of each new policy (in this case, there will be a taxable event);

        - the new policies will be issued based on the age and premium class for each Joint Insured on the effective date of the election of this option;

        - the new policies must fit our single-life issue limits in effect at the time you elect the option. The new policies will be subject to the same charges as those in effect for regularly underwritten polices;

        - this option will not be available after the date of first death of the Joint Insureds;

        - the two single-life policies may be any permanent single life policies currently offered by the Company at the time this option is elected; and

        -  any assignments of this Policy will apply to each new policy.

     Please consult your registered representative for more information on this option.

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DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970 under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company. EquiTrust Marketing's principal business address is the same address as that of the Company.



    The maximum sales commission payable to broker-dealers will be 115% of premiums up to the first-year Target Premiums, 7% of excess premiums in all years and 4.5% of renewal Target Premiums. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."


    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

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FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited especially with regard to policies issued on joint lives. While, we believe that it is reasonable to conclude that a Policy should satisfy the applicable requirements of the Code, certain features of the Policy are not addressed in the relevant authorities. For example, the relevant authorities do not address the Policy's use of Joint Equal Age calculations to test for compliance with the requirements of the Code. If it is subsequently determined that a Policy does not satisfy the applicable requirements to be treated as a life insurance contract, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    THE FOLLOWING DISCUSSION ASSUMES THAT THE POLICY WILL QUALIFY AS A LIFE INSURANCE CONTRACT FOR FEDERAL INCOME TAX PURPOSES.
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TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued (including a reduction in benefits anytime after issuance) could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult a tax adviser as to the tax consequences of such a loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit joint life policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the 100th birthday of the younger insured, the tax consequences are uncertain. You should consult a tax adviser as to those consequences.

    POLICY SPLIT OPTION. The policy split option permits a Policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies that result would be modified endowment contracts. Consult a tax adviser before exercising the policy split option.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
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TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
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EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

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ADDITIONAL INFORMATION
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SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

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VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.


    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.


    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
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STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2000, Iowa Farm Bureau Federation owned 57.30% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.
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OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation;
                                  Director, Multi-Pig Corporation, Western Agricultural Insurance
                                  Company and other affiliates of the foregoing
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer and       Group, Inc.
Director
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President,            Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer and           President, Secretary-Treasurer and Management Director, FBL
Director                          Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President, General    Financial Group, Inc.
Counsel and Director
JoAnn Rumelhart                 Executive Vice President and General Manager-Life Cos., FBL
Executive Vice President,         Financial Group, Inc.
General Manager and Director
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
and Director
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and
Director
James P. Brannen                Vice President-Controller, FBL Financial Group, Inc.
Vice President-Controller
Barbara J. Moore                Vice President-Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
LouAnn Sandburg                 Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President - Investments      Group, Inc.
and Assistant Treasurer
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President - Associate
General Counsel
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President
Dennis M. Marker                Vice President-Investment Administration, FBL Financial Group, Inc.
Vice President-Investment
Administration
Paul Grinvalds                  Vice President-Life Adiministration, Appointed Actuary, FBL
Vice President-Life               Financial Group, Inc.
Administration
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
Don Seibel                      Vice President-Accounting, FBL Financial Group, Inc.
Vice President-Accounting
James E. McCarthy               Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
James M. Mincks                 Vice President-Human Resources, FBL Financial Group, Inc.
Vice President-Human Resources
Scott Shuck                     Vice President-Marketing Services, FBL Financial Group, Inc.
Vice President-Marketing
Services
Jim Streck                      Vice President-Life Underwriting, Issue, and Alliance Administration
Vice President-Life               FBL Financial Group, Inc.
Underwriting, Issue, and
Alliance Administration
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Doug Gumm                       Vice President-Information Technology, FBL Financial Group, Inc.
Vice President-Information
Technology
James A. Pugh                   Assistant General Counsel, FBL Financial Groups, Inc.
Assistant General Counsel
Bob Gray                        Vice President-Agency, FBL Financial Group, Inc.
Vice President-Agency

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LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
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LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
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EXPERTS


    The financial statements of the Variable Account at December 31, 2000 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial information for the Variable Account and the Company as of and for the six months ended
    June 30, 2001 is unaudited and has been included herein.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
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OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

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FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of net assets as of December 31, 2000 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2000 and 1999 and the related statements of income, changes in stockholders' equity and cash flows for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein. The financial information for the Variable Account and the Company as of and for the six months ended June 30, 2001 is unaudited and has been included herein.

                 (This page has been left blank intentionally.)

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2001
                                  (UNAUDITED)


ASSETS
Investments in EquiTrust Variable Insurance
  Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 1,286.35 shares at net
     asset value of $10.32 per share (cost:
     $12,858)                                       $ 13,275
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 1,474.32 shares at
     net asset value of $9.96 per share (cost:
     $14,683)                                         14,684
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 1,102.54 shares at
     net asset value of $9.11 per share (cost:
     $10,089)                                         10,044
  Money Market Subaccount:
    Money Market Portfolio, 7,332.20 shares at net
     asset value of $1.00 per share (cost: $7,332)     7,332
  Blue Chip Subaccount:
    Blue Chip Portfolio, 3,488.69 shares at net
     asset value of $36.28 per share (cost:
     $139,475)                                       126,570
Investments in Dreyfus Variable Investment Fund:
  Appreciation Subaccount:
    Appreciation Portfolio, 3,621.66 shares at net
     asset value of $36.47 per share (cost:
     $144,557)                                       132,082
  Disciplined Stock Subaccount:
    Disciplined Stock Portfolio, 2,583.35 shares
     at net asset value of $22.39 per share (cost:
     $62,105)                                         57,820
  Growth and Income Subaccount:
    Growth and Income Portfolio, 556.88 shares at
     net asset value of $23.11 per share (cost:
     $13,100)                                         12,869
  International Equity Subaccount:
    International Equity Portfolio, 876.01 shares
     at net asset value of $12.19 per share (cost:
     $12,681)                                         10,679
  Small Cap Subaccount:
    Small Cap Portfolio, 1,178.04 shares at net
     asset value of $38.06 per share (cost:
     $54,675)                                         44,836
Investments in T. Rowe Price Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 1,198.48 shares at
     net asset value of $19.75 per share (cost:
     $23,210)                                         23,670
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 5,536.63 shares at
     net asset value of $18.30 per share (cost:
     $98,915)                                        101,320
  New America Growth Subaccount:
    New America Growth Portfolio, 2,771.24 shares
     at net asset value of $19.55 per share (cost:
     $65,873)                                         54,178
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 2,711.28
     shares at net asset value of $15.00 per share
     (cost: $42,100)                                  40,669
Investment in T. Rowe Price International
  Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 1,060.56 shares
     at net asset of $12.65 per share (cost:
     $15,731)                                         13,416
                                                    --------
Total investments (cost: $717,384)                   663,444
LIABILITIES                                               --
                                                    --------
COMBINED NET ASSETS                                 $663,444
                                                    ========


                                                                                           EXTENDED
                                                                  UNITS       UNIT VALUE    VALUE
                                                              -------------   ----------   --------
Net assets are represented by:
  Value Growth Subaccount                                      1,073.727099   $12.363477   $ 13,275
  High Grade Bond Subaccount                                   1,286.076443    11.417673     14,684
  High Yield Bond Subaccount                                     918.427684    10.936081     10,044
  Money Market Subaccount                                        684.343839    10.713912      7,332
  Blue Chip Subaccount                                        11,874.122498    10.659314    126,570
  Appreciation Subaccount                                     11,400.411357    11.585722    132,082
  Disciplined Stock Subaccount                                 5,756.322226    10.044605     57,820
  Growth and Income Subaccount                                 1,349.354431     9.537153     12,869
  International Equity Subaccount                              1,579.442285     6.761247     10,679
  Small Cap Subaccount                                         3,444.575934    13.016406     44,836
  Equity Income Subaccount                                     2,006.996641    11.793742     23,670
  Mid-Cap Growth Subaccount                                    7,063.592825    14.343975    101,320
  New America Growth Subaccount                                5,238.568985    10.342137     54,178
  Personal Strategy Balanced Subaccount                        3,423.848909    11.878153     40,669
  International Stock Subaccount                               1,463.548426     9.166762     13,416
                                                                                           --------
Combined total net assets                                                                  $663,444
                                                                                           ========

SEE ACCOMPANYING NOTE.

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30,2001
                                  (UNAUDITED)

                                          VALUE GROWTH  MONEY MARKET
                                COMBINED   SUBACCOUNT    SUBACCOUNT
                                ------------------------------------
Net investment income
  (operating loss):
  Dividend income               $ 3,874       $ 82          $82
  Mortality and expense risk
    charges                      (2,464)       (28)         (17)
                                ------------------------------------
Net investment income
  (operating loss)                1,410         54           65

Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                 (6,413)       186           --
  Change in unrealized
    appreciation/depreciation
    of investments              (21,315)        86           --
                                ------------------------------------
Net gain (loss) on investments  (27,728)       272           --
                                ------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $(26,318)     $326          $65
                                ====================================

SEE ACCOMPANYING NOTE.

                                                          DISCIPLINED                     INTERNATIONAL
                                BLUE CHIP   APPRECIATION     STOCK        GROWTH AND         EQUITY
                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   INCOME SUBACCOUNT   SUBACCOUNT
                                -----------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                $ 2,021      $    16       $     3          $ 118           $     8
  Mortality and expense risk
    charges                         (506)        (544)         (187)           (38)              (33)
                                -----------------------------------------------------------------------
Net investment income
  (operating loss)                 1,515         (528)         (184)            80               (25)

Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                  (1,099)         (35)          (56)          (183)             (788)
  Change in unrealized
    appreciation/depreciation
    of investments                (6,784)      (8,035)       (2,604)           144              (837)
                                -----------------------------------------------------------------------
Net gain (loss) on investments    (7,883)      (8,070)       (2,660)           (39)           (1,625)
                                -----------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                     $(6,368)     $(8,598)      $(2,844)         $  41           $(1,650)
                                =======================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30,2001
                            (UNAUDITED) (CONTINUED)

                                  HIGH GRADE       HIGH YIELD     SMALL CAP
                                BOND SUBACCOUNT  BOND SUBACCOUNT  SUBACCOUNT
                                --------------------------------------------
Net investment income
  (operating loss):
  Dividend income                    $275             $297         $   142
  Mortality and expense risk
    charges                           (37)             (32)           (163)
                                --------------------------------------------
Net investment income
  (operating loss)                    238              265             (21)
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                       20              (17)         (4,135)
  Change in unrealized
    appreciation/depreciation
    of investments                     --              107           2,502
                                --------------------------------------------
Net gain (loss) on investments         20               90          (1,633)
                                --------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                         $258             $355         $(1,654)
                                ============================================

SEE ACCOMPANYING NOTE.

                                  EQUITY     MID-CAP    NEW AMERICA                       INTERNATIONAL
                                  INCOME      GROWTH      GROWTH      PERSONAL STRATEGY       STOCK
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   BALANCED SUBACCOUNT   SUBACCOUNT
                                -----------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                  $276       $   --      $    --          $   554           $    --
  Mortality and expense risk
    charges                         (68)        (384)        (229)            (141)              (57)
                                -----------------------------------------------------------------------
Net investment income
  (operating loss)                  208         (384)        (229)             413               (57)
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                     14          888         (835)            (130)             (243)
  Change in unrealized
    appreciation/depreciation
    of investments                  231          217       (3,561)            (881)           (1,900)
                                -----------------------------------------------------------------------
Net gain (loss) on investments      245        1,105       (4,396)          (1,011)           (2,143)
                                -----------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                       $453       $  721      $(4,625)         $  (598)          $(2,200)
                                =======================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

                                                          MONEY
                                          VALUE GROWTH    MARKET
                                COMBINED   SUBACCOUNT   SUBACCOUNT
                                ----------------------------------
Operations:
  Net investment income
    (operating loss)            $ 1,410     $    54       $   65
  Net realized gain (loss)
    from investment
    transactions                 (6,413)        186           --
  Change in unrealized
    appreciation/depreciation
    of investments              (21,315)         86           --
                                ----------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    (26,318)        326           65

Capital share transactions:
  Transfers of net premiums     168,994       7,404          368
  Transfers of surrenders and
    death benefits                 (975)         --           --
  Transfers of administrative
    charges                     (57,705)     (1,790)        (366)
  Transfers between
    subaccounts, including
    fixed interest subaccount   121,570       3,659        4,374
                                ----------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions    231,884       9,273        4,376
                                ----------------------------------
Total increase (decrease) in
  net assets                    205,566       9,599        4,441
Net assets at beginning of
  period                        457,878       3,676        2,891
                                ----------------------------------

Net assets at end of period     $663,444    $13,275       $7,332
                                ==================================

SEE ACCOMPANYING NOTES.

                                                          DISCIPLINED  GROWTH AND  INTERNATIONAL
                                BLUE CHIP   APPRECIATION     STOCK       INCOME       EQUITY
                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                ----------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)             $  1,515     $   (528)     $  (184)    $    80       $   (25)
  Net realized gain (loss)
    from investment
    transactions                   (1,099)         (35)         (56)       (183)         (788)
  Change in unrealized
    appreciation/depreciation
    of investments                 (6,784)      (8,035)      (2,604)        144          (837)
                                ----------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                       (6,368)      (8,598)      (2,844)         41        (1,650)

Capital share transactions:
  Transfers of net premiums        40,923       25,712       18,491       3,564         3,628
  Transfers of surrenders and
    death benefits                    (97)        (345)        (188)         --          (137)
  Transfers of administrative
    charges                        (9,622)      (9,705)      (6,280)     (1,974)       (1,442)
  Transfers between
    subaccounts, including
    fixed interest subaccount       5,425       15,133       17,650       5,997         4,796
                                ----------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions       36,629       30,795       29,673       7,587         6,845
                                ----------------------------------------------------------------
Total increase (decrease) in
  net assets                       30,261       22,197       26,829       7,628         5,195
Net assets at beginning of
  period                           96,309      109,885       30,991       5,241         5,484
                                ----------------------------------------------------------------

Net assets at end of period      $126,570     $132,082      $57,820     $12,869       $10,679
                                ================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                         SIX MONTHS ENDED JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

                                HIGH GRADE  HIGH YIELD
                                   BOND        BOND     SMALL CAP
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                ----------------------------------
Operations:
  Net investment income
    (operating loss)             $   238     $   265     $   (21)
  Net realized gain (loss)
    from investment
    transactions                      20         (17)     (4,135)
  Change in unrealized
    appreciation/depreciation
    of investments                    --         107       2,502
                                ----------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                         258         355      (1,654)

Capital share transactions:
  Transfers of net premiums        4,188       1,198       8,959
  Transfers of surrenders and
    death benefits                    --          --        (103)
  Transfers of administrative
    charges                       (2,094)       (825)     (5,919)
  Transfers between
    subaccounts, including
    fixed interest subaccount     10,831       5,030      13,698
                                ----------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions      12,925       5,403      16,635
                                ----------------------------------
Total increase (decrease) in
  net assets                      13,183       5,758      14,981

Net assets at beginning of
  period                           1,501       4,286      29,855
                                ----------------------------------
Net assets at end of period      $14,684     $10,044     $44,836
                                ==================================

SEE ACCOMPANYING NOTES.

                                                               NEW AMERICA  PERSONAL STRATEGY  INTERNATIONAL
                                EQUITY INCOME  MID-CAP GROWTH    GROWTH         BALANCED           STOCK
                                 SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                ----------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)               $   208        $   (384)      $  (229)        $   413          $   (57)
  Net realized gain (loss)
    from investment
    transactions                        14             888          (835)           (130)            (243)
  Change in unrealized
    appreciation/depreciation
    of investments                     231             217        (3,561)           (881)          (1,900)
                                ----------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                           453             721        (4,625)           (598)          (2,200)

Capital share transactions:
  Transfers of net premiums          6,369          19,869        16,157           9,260            2,904
  Transfers of surrenders and
    death benefits                      --              --            --            (105)              --
  Transfers of administrative
    charges                         (1,738)         (6,547)       (3,548)         (4,224)          (1,631)
  Transfers between
    subaccounts, including
    fixed interest subaccount       11,144           8,532         2,277          10,113            2,911
                                ----------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions        15,775          21,854        14,886          15,044            4,184
                                ----------------------------------------------------------------------------
Total increase (decrease) in
  net assets                        16,228          22,575        10,261          14,446            1,984

Net assets at beginning of
  period                             7,442          78,745        43,917          26,223           11,432
                                ----------------------------------------------------------------------------
Net assets at end of period        $23,670        $101,320       $54,178         $40,669          $13,416
                                ============================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                          NOTE TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.  BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001. For further information, refer to the accompanying financial statements and notes thereto for the year ended December 31, 2000.

                        EQUITRUST LIFE INSURANCE COMPANY
                           BALANCE SHEETS (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                JUNE 30,    DECEMBER 31,
                                  2001          2000
                                -------------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2001--$303,822;
    2000--$43,662)              $304,978       $43,388
  Mortgage loans on real
    estate                        28,870            --
  Policy loans                    23,879            76
  Short-term investments           5,545         3,030
                                -------------------------
Total investments                363,272        46,494
Cash and cash equivalents          5,476           790
Accrued investment income          4,469           396
Reinsurance recoverable           11,277         6,472
Deferred policy acquisition
  costs                           40,607         3,796
Current income taxes
  recoverable                      2,788           494
Goodwill, less accumulated
  amortization of $265 in 2001
  and $226 in 2000                 1,269         1,308
Other assets                       1,765           470
Assets held in separate
  accounts                        41,850        35,910
                                -------------------------
Total assets                    $472,773       $96,130
                                =========================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive
        products                 292,409        23,922
      Traditional life
        insurance                 55,056           800
      Unearned revenue reserve     1,547            88
    Other policy claims and
      benefits                     3,053           463
                                -------------------------
                                 352,065        25,273
    Other policyholders'
      funds:
    Supplementary contracts
      without life
      contingencies                  242           102
    Advance premiums and other
      deposits                     9,678            --
    Accrued dividends                639            --
                                -------------------------
                                  10,559           102
Amounts payable to affiliates        648           822
Deferred income taxes              5,897           189
Other liabilities                 12,227           514
Liabilities related to
  separate accounts               41,850        35,910
                                -------------------------
Total liabilities                423,246        62,810
Commitments and contingencies
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares       3,000         3,000
  Additional paid-in capital      43,817        28,998
  Accumulated other
    comprehensive income
    (loss)                           750          (179)
  Retained earnings                1,960         1,501
                                -------------------------
Total stockholder's equity        49,527        33,320
                                -------------------------
Total liabilities and
  stockholder's equity          $472,773       $96,130
                                =========================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                        STATEMENTS OF INCOME (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                     THREE MONTHS
                                        ENDED              SIX MONTHS ENDED
                                       JUNE 30,                JUNE 30,
                                ----------------------  ----------------------
                                   2001        2000        2001        2000
                                ----------------------  ----------------------
Revenues:
  Interest sensitive product
    charges                     $    2,113  $      159  $    2,407  $      273
  Traditional life insurance
    premiums                           885          --         885          --
  Net investment income              4,390         831       5,156       1,675
  Realized losses on
    investments                        (42)         --         (50)         --
  Other income                          94          66          87          62
                                ----------------------------------------------
Total revenues                       7,440       1,056       8,485       2,010
Benefits and expenses:
  Interest sensitive product
    benefits                         4,162         233       4,382         455
  Traditional life insurance
    benefits                           910          --         910          --
  Decrease in traditional life
    future policy benefits            (105)         --        (105)         --
  Distributions to
    participating
    policyholders                      205          --         205          --
  Underwriting, acquisition
    and insurance expenses           1,640         570       2,328         926
                                ----------------------------------------------
Total benefits and expenses          6,812         803       7,720       1,381
                                ----------------------------------------------
                                       628         253         765         629
Income taxes                          (177)        (81)       (337)       (201)
Income before cumulative
  effect of change in
  accounting principle                 451         172         428         428
Cumulative effect of change in
  accounting for derivative
  instruments                           --          --          31          --
                                ----------------------------------------------
Net income                      $      451  $      172  $      459  $      428
                                ==============================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
           STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
 Balance at January 1, 2000                  $3,000      $28,998       $(1,523)      $1,083       $31,558
  Comprehensive income:
    Net income for six months ended
      June 30, 2000                              --           --            --          428           428
    Change in net unrealized investment
      gains/ losses                              --           --           151           --           151
                                                                                                  -------
  Total comprehensive income                                                                          579
                                            ----------------------------------------------------------------
Balance at June 30, 2000                     $3,000      $28,998       $(1,372)      $1,511       $32,137
                                            ================================================================
Balance at January 1, 2001                   $3,000      $28,998       $  (179)      $1,501       $33,320
  Comprehensive income:
    Net income for six months ended
      June 30, 2001                              --           --            --          459           459
    Cumulative effect of change in
      accounting for derivative
      instruments                                --           --           (31)          --           (31)
    Change in net unrealized investment
      gains/ losses                              --           --           960           --           960
                                                                                                  -------
  Total comprehensive income                                                                        1,388
  Capital contribution from parent               --       14,819            --           --        14,819
                                            ----------------------------------------------------------------
Balance at June 30, 2001                     $3,000      $43,817       $   750       $1,960       $49,527
                                            ================================================================

Comprehensive income totaled $1.1 million in the second quarter of 2001 and $0.1 million in the second quarter of 2000.

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                2001       2000
                                                              -------------------
OPERATING ACTIVITIES
Net income                                                    $    459   $    428
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                        2,777        466
    Charges for mortality and administration                    (2,380)      (333)
    Deferral of unearned revenues                                   67         27
    Amortization of unearned revenue reserve                         2         (2)
  Provision for amortization                                        78         36
  Realized losses on investments                                    50         --
  Decrease in traditional life benefit accruals                   (105)        --
  Policy acquisition costs deferred                             (1,477)    (1,242)
  Amortization of deferred policy acquisition costs                165         24
  Provision for deferred income taxes                            2,723        103
  Other                                                          3,477        881
                                                              -------------------
Net cash provided by operating activities                        5,836        388
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                           8,120      1,938
  Mortgage loans on real estate                                    336         --
  Policy loans                                                     705         --
  Short-term investments--net                                    2,312        999
                                                              -------------------
                                                                11,473      2,937
Acquisition of investments:
  Fixed maturities--available for sale                          (8,285)    (1,624)
  Policy loans                                                    (655)        --
                                                              -------------------
                                                                (8,940)    (1,624)
Net cash received in coinsurance transaction                       340         --
                                                              -------------------
Net cash used in investing activities                            2,873      1,313
FINANCING ACTIVITIES
Receipts from interest sensitive and variable products
 credited to policyholder account balances                      12,214     13,113
Return of policyholder account balances on interest
 sensitive and variable products                               (16,237)   (15,515)
                                                              -------------------
Net cash used in financing activities                           (4,023)    (2,402)
                                                              -------------------
Increase (decrease) in cash and cash equivalents                 4,686       (701)
Cash and cash equivalents at beginning of period                   790      1,249
                                                              -------------------
Cash and cash equivalents at end of period                    $  5,476   $    548
                                                              ===================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the period       $    (77)  $     30

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of EquiTrust Life Insurance Company (we or the Company) have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. Our financial statements include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of our financial position and results of operations. Operating results for the three- and six-month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. For further information, refer to our financial statements and notes for the year ended December 31, 2000.


2.  ACCOUNTING CHANGES
In June 2001, the Financial Accounting Standards Board (FASB) issued Statements of Financial Accounting Standards (Statements) No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. We will apply the new Statements on accounting for goodwill beginning in the first quarter of 2002. For 2002, application of the nonamortization provisions is expected to result in an increase in net income of less than $0.1 million. While no impairments are anticipated, we will perform the first of the required impairment tests of goodwill as of January 1, 2002.

In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement 138 amends Statement 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

The cumulative effect of adopting these Statements on net income was less than $0.1 million. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for the six-month period ended
June 30, 2001 was approximately $0.1 million less than what would have been recorded without the accounting change due primarily to a decrease in the fair value of these conversion features during the period. The fair value of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model. Except for the convertible fixed maturity securities, we do not own any other derivatives or embedded derivatives that are subject to the Statement.

3.  COINSURANCE AGREEMENT
On May 1, 2001, we entered into a coinsurance agreement with National Travelers Life Company (NTL) whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued subsequent to May 1, 2001. We received investments and other assets in consideration for the policy

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.  COINSURANCE AGREEMENT (CONTINUED)
liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):

ASSETS
Investments                                           $299,252
Cash                                                       340
Deferred policy acquisition costs                       35,499
Other assets                                             5,048
                                                      --------
      Total                                           $340,139
                                                      ========
LIABILITIES
Policy liabilities and accruals                       $326,506
Other policyholder funds                                10,450
Other liabilities                                        3,183
                                                      --------
      Total                                           $340,139
                                                      ========

4.  INVESTMENT OPERATIONS
All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes.

The following table summarizes the components of net unrealized investment losses on fixed maturity securities classified as available for sale. There were no offsetting adjustments to deferred policy acquisition costs or unearned revenue reserve as such potential adjustments for unrealized losses were negligible at June 30, 2001 and December 31, 2000.

                                                              JUNE 30,    DECEMBER 31,
                                                                2001          2000
                                                              ---------   -------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity
 securities                                                    $1,156         $(274)
Provision for deferred income taxes                              (406)           95
                                                              -------------------------
Net unrealized investment gains (losses)                       $  750         $(179)
                                                              =========================

5.  COMMITMENTS AND CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At June 30, 2001, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life -U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

We seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding insurance to other insurance enterprises. Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since all of our receivables are deemed to be collectible.

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION
Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance, annuities and accident and health insurance products. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity,
(2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With these contracts, we bear the underlying investment risk and credit interest to the contracts at rates we determine.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)
Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.


                                                        THREE MONTHS ENDED     SIX MONTHS ENDED
                                                             JUNE 30,              JUNE 30,
                                                        -------------------   -------------------
                                                          2001       2000       2001       2000
                                                        -------------------   -------------------
                                                                 (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                   $  1,557   $    298   $  1,858   $    625
  Traditional and universal life                           5,355         --      5,355         --
  Variable                                                   432        283        764        382
  Corporate and other                                        138        475        558      1,003
                                                        --------   --------   --------   --------
                                                           7,482      1,056      8,535      2,010
Realized losses on investments.                              (42)        --        (50)        --
                                                        --------   --------   --------   --------
  Total revenues                                        $  7,440   $  1,056   $  8,485   $  2,010
                                                        ========   ========   ========   ========
Net investment income:
  Traditional annuity                                   $  1,524   $    285   $  1,820   $    602
  Traditional and universal life                           2,778         --      2,778         --
  Variable                                                    45         70         94         70
  Corporate and other                                         43        476        464      1,003
                                                        --------   --------   --------   --------
    Total                                               $  4,390   $    831   $  5,156   $  1,675
                                                        ========   ========   ========   ========
Amortization:
  Traditional annuity                                   $     21   $      1   $     21   $     (1)
  Traditional and universal life                              12         --         12         --
  Variable                                                    20         19         39         39
  Corporate and other                                          5          1          6         (2)
                                                        --------   --------   --------   --------
    Total                                               $     58   $     21   $     78   $     36
                                                        ========   ========   ========   ========
Pre-tax operating income (loss) from continuing
 operations:
  Traditional annuity                                   $    108   $    122   $    203   $    183
  Traditional and universal life                             908         --        908         --
  Variable                                                  (483)      (344)      (854)      (557)
  Corporate and other                                        137        475        558      1,003
                                                        --------   --------   --------   --------
                                                             670        253        815        629
  Income taxes on operating income                          (192)       (81)      (354)      (201)
  Realized losses on investments, net (A)                    (27)        --        (33)        --
                                                        --------   --------   --------   --------
    Income from continuing operations                   $    451   $    172   $    428   $    428
                                                        ========   ========   ========   ========
Assets:
  Traditional annuity                                                         $139,491   $ 22,800
  Traditional and universal life                                               266,727     15,625
  Variable                                                                      52,788     37,161
  Corporate and other                                                           13,170     29,003
                                                                              --------   --------
                                                                               472,176    104,589
Unrealized gains (losses) on investments                                         1,156     (2,111)
Other classification adjustments                                                  (559)        --
                                                                              --------   --------
  Total assets                                                                $472,773   $102,478
                                                                              ========   ========

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)

                                                                TWELVE MONTHS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
                                                              (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                           $ 1,367     $  1,297
  Traditional and universal life                                     --           --
  Variable                                                          948          466
  Corporate and other                                             1,779        1,957
                                                                -------     --------
                                                                  4,094        3,720
Realized gains (losses) on investments                             (139)          44
                                                                -------     --------
  Total revenues                                                $ 3,955     $  3,764
                                                                =======     ========
Net investment income:
  Traditional annuity                                           $ 1,342     $  1,295
  Traditional and universal life                                     --           --
  Variable                                                          148           26
  Corporate and other                                             1,779        1,932
                                                                -------     --------
    Total                                                       $ 3,269     $  3,253
                                                                =======     ========
Depreciation and amortization:
  Traditional annuity                                           $     5     $     19
  Traditional and universal life                                     --           --
  Variable                                                           77           77
  Corporate and other                                                 8           28
                                                                -------     --------
  Total                                                         $    90     $    124
                                                                =======     ========
Pre-tax operating income (loss) from continuing operations:
  Traditional annuity                                           $   313     $    245
  Traditional and universal life                                     --           --
  Variable                                                       (1,609)      (1,332)
  Corporate and other                                             1,779        1,957
                                                                -------     --------
                                                                    483          870
  Income tax benefit (expense) on operating income                   26         (209)
  Realized gains (losses) on investments, net (A)                   (91)          28
                                                                -------     --------
  Income from continuing operations                             $   418     $    689
                                                                =======     ========
Assets:
  Traditional annuity                                           $19,639     $ 25,855
  Traditional and universal life                                  5,687       25,995
  Variable                                                       42,934       22,537
  Corporate and other                                            28,144       29,276
                                                                -------     --------
                                                                 96,404      103,663
Unrealized losses on investments                                   (274)      (2,342)
Other classification adjustments                                     --          819
                                                                -------     --------
  Total assets                                                  $96,130     $102,140
                                                                =======     ========

(A) Amounts are net of income taxes attributable to gains and losses on investments.

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)
We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of EquiTrust Life Variable Account (comprised of the Value Growth, High Grade Bond, High Yield Bond, Money Market, Blue Chip, Appreciation, Disciplined Stock, Growth and Income, International Equity, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of EquiTrust Life Variable Account at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 23, 2001

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 2000

ASSETS
Investments in EquiTrust Variable Insurance
  Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 370.58 shares at net
     asset value of $9.92 per share (cost: $3,345)  $  3,676
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 152.87 shares at
     net asset value of $9.82 per share (cost:
     $1,500)                                           1,501
  High Yield Bond Subacco
    High Yield Bond Portfolio, 485.90 shares at
     net asset value of $8.82 per share (cost:
     $4,438)                                           4,286
  Money Market Subacco
    Money Market Portfolio, 2,891.00 shares at net
     asset value of $1.00 per share (cost: $2,891)     2,891
  Blue Chip Subaccount:
    Blue Chip Portfolio, 2,451.23 shares at net
     asset value of $39.29 per share (cost:
     $102,430)                                        96,309
Investments in Dreyfus Variable Investment Fund:
  Appreciation Subaccount:
    Appreciation Portfolio, 2,824.08 shares at net
     asset value of $38.91 share (cost: $114,325)    109,885
  Disciplined Stock Subacco
    Disciplined Stock Portfolio, 1,281.13 shares
     at net asset value of $24.19 per share (cost:
     $32,672)                                         30,991
  Growth and Income Subacco
    Growth and Income Portfolio, 223.23 at net
     asset value of $23.48 per share (cost:
     $5,616)                                           5,241
  International Equity Subacco
    International Equity Portfolio, 357.49 shares
     at net asset value of $15.34 per share (cost:
     $6,649)                                           5,484
  Small Cap Subaccount:
    Small Cap Portfolio, 740.83 shares at net
     asset value of $40.30 per share (cost:
     $42,196)                                         29,855
Investments in T. Rowe Price Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 380.69 shares at net
     asset value of $19.55 per share (cost:
     $7,213)                                           7,442
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 4,272.65 shares at
     net asset valueof $18.43 per share (cost:
     $76,557)                                         78,745
  New America Growth Subaccount:
    New America Growth Portfolio, 2,100.28 shares
     at net asset valueof $20.91 per share (cost:
     $52,051)                                       $ 43,917
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 1,687.43
     shares at net assetvalue of $15.54 per share
     (cost: $26,773)                                  26,223
Investment in T. Rowe Price International
  Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 758.62 shares
     at net assetof $15.07 per share (cost:
     $11,847)                                         11,432
                                                    --------
Total investments (cost: $490,503)                   457,878
LIABILITIES                                               --
                                                    --------
COMBINED NET ASSETS                                 $457,878
                                                    ========

                                                                                          EXTENDED
                                                                 UNITS       UNIT VALUE    VALUE
                                                              ------------   ----------   --------
Net assets are represented by:
  Value Growth Subaccount                                       314.552973   $11.687030   $  3,676
  High Grade Bond Subaccount                                    137.125090    10.947668      1,501
  High Yield Bond Subaccount                                    419.952727    10.204982      4,286
  Money Market Subaccount                                       274.772852    10.521418      2,891
  Blue Chip Subaccount                                        8,479.868523    11.357355     96,309
  Appreciation Subaccount                                     8,851.307881    12.414564    109,885
  Disciplined Stock Subaccount                                2,843.245259    10.899706     30,991
  Growth and Income Subaccount                                  546.226880     9.595683      5,241
  International Equity Subaccount                               642.385811     8.536708      5,484
  Small Cap Subaccount                                        2,165.519621    13.786714     29,855
  Equity Income Subaccount                                      644.875504    11.540974      7,442
  Mid-Cap Growth Subaccount                                   5,426.871691    14.510194     78,745
  New America Growth Subaccount                               3,952.513925    11.111129     43,917
  Personal Strategy Balanced Subaccount                       2,154.647356    12.170312     26,223
  International Stock Subaccount                              1,042.158547    10.969972     11,432
                                                                                          --------
Combined total net assets                                                                 $457,878
                                                                                          ========

SEE ACCOMPANYING NOTES.

                 (This page has been left blank intentionally.)

                        EQUITRUST LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS

                                              COMBINED
                                -------------------------------------
                                                      PERIOD FROM
                                                    OCTOBER 22, 1998
                                   YEAR ENDED       (DATE OPERATIONS
                                   DECEMBER 31     COMMENCED) THROUGH
                                  2000     1999    DECEMBER 31, 1998
                                -------------------------------------
Net investment income
  (operating loss):
  Dividend income               $ 30,491  $ 5,957        $  230
  Mortality and expense risk
    charges                       (4,277)  (2,081)          (38)
                                -------------------------------------
Net investment income
  (operating loss)                26,214    3,876           192
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                  29,141    2,930            12
  Change in unrealized
    appreciation/depreciation
    of investments               (66,775)  27,297         6,853
                                -------------------------------------
Net gain (loss) on investments   (37,634)  30,227         6,865
                                -------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $(11,420) $34,103        $7,057
                                =====================================

SEE ACCOMPANYING NOTES.

                                 VALUE GROWTH                                          HIGH YIELD
                                  SUBACCOUNT        HIGH GRADE BOND SUBACCOUNT      BOND SUBACCOUNT
                                ---------------  --------------------------------  ------------------
                                                                  PERIOD FROM
                                                                OCTOBER 22, 1998
                                  YEAR ENDED      YEAR ENDED    (DATE OPERATIONS       YEAR ENDED
                                  DECEMBER 31    DECEMBER 31   COMMENCED) THROUGH     DECEMBER 31
                                  2000     1999  2000   1999   DECEMBER 31, 1998       2000      1999
                                ---------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                 $  4     $--   $ 58   $ 66          $ 6             $ 259      $--
  Mortality and expense risk
    charges                        (16)     --     (8)    (9)          (1)              (28)      --
                                ---------------------------------------------------------------------
Net investment income
  (operating loss)                 (12)     --     50     57            5               231       --
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                    23      --    (22)   (12)          --               (10)      --
  Change in unrealized
    appreciation/depreciation
    of investments                 331      --     59    (59)           1              (152)      --
                                ---------------------------------------------------------------------
Net gain (loss) on investments     354      --     37    (71)           1              (162)      --
                                ---------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      $342     $--   $ 87   $(14)         $ 6             $  69      $--
                                =====================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                MONEY MARKET
                                 SUBACCOUNT
                                ------------
                                 YEAR ENDED
                                DECEMBER 31
                                2000   1999
                                ------------
Net investment income
  (operating loss):
  Dividend income               $150    $--
  Mortality and expense risk
    charges                      (23)    --
                                ------------
Net investment income
  (operating loss)               127     --
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                  --     --
  Change in unrealized
    appreciation/depreciation
    of investments                --     --
                                ------------
Net gain (loss) on investments    --     --
                                ------------
Net increase (decrease) in net
  assets resulting from
  operations                    $127    $--
                                ============

SEE ACCOMPANYING NOTES.


                                        BLUE CHIP SUBACCOUNT                      APPRECIATION SUBACCOUNT
                                ------------------------------------  ------------------------------------------------
                                                     PERIOD FROM                                       PERIOD FROM
                                                   OCTOBER 22, 1998                                  OCTOBER 22, 1998
                                   YEAR ENDED      (DATE OPERATIONS            YEAR ENDED            (DATE OPERATIONS
                                  DECEMBER 31     COMMENCED) THROUGH          DECEMBER 31           COMMENCED) THROUGH
                                  2000     1999   DECEMBER 31, 1998        2000           1999      DECEMBER 31, 1998
                                --------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income               $  1,609  $  301         $ --            $  2,358        $  767           $  136
  Mortality and expense risk
    charges                         (884)   (439)          (8)             (1,053)         (551)             (10)
                                --------------------------------------------------------------------------------------
Net investment income
  (operating loss)                   725    (138)          (8)              1,305           216              126
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                   2,929   1,008            3               7,547           514               (1)
  Change in unrealized
    appreciation/depreciation
    of investments               (12,998)  5,943          934             (10,016)        4,399            1,177
                                --------------------------------------------------------------------------------------
Net gain (loss) on investments   (10,069)  6,951          937              (2,469)        4,913            1,176
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $ (9,344) $6,813         $929            $ (1,164)       $5,129           $1,302
                                ======================================================================================


                                        DISCIPLINED STOCK SUBACCOUNT
                                ---------------------------------------------
                                                              PERIOD FROM
                                                            OCTOBER 22, 1998
                                       YEAR ENDED           (DATE OPERATIONS
                                       DECEMBER 31         COMMENCED) THROUGH
                                    2000         1999      DECEMBER 31, 1998
                                ---------------------------------------------
Net investment income
  (operating loss):
  Dividend income                 $   337       $  141             $1
  Mortality and expense risk
    charges                          (204)         (87)            --
                                ---------------------------------------------
Net investment income
  (operating loss)                    133           54              1
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                      549           37             --
  Change in unrealized
    appreciation/depreciation
    of investments                 (3,300)       1,617              2
                                ---------------------------------------------
Net gain (loss) on investments     (2,751)       1,654              2
                                ---------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      $(2,618)      $1,708             $3
                                =============================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                     INTERNATIONAL
                                   GROWTH AND            EQUITY
                                INCOME SUBACCOUNT      SUBACCOUNT
                                -----------------  ------------------
                                   YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,        DECEMBER 31
                                      2000             2000      1999
                                -------------------------------------
Net investment income
  (operating loss):
  Dividend income                     $ 211          $   640     $--
  Mortality and expense risk
    charges                             (23)             (24)     --
                                -------------------------------------
Net investment income
  (operating loss)                      188              616      --
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                         (9)            (101)     --
  Change in unrealized
    appreciation/depreciation
    of investments                     (375)          (1,165)     --
                                -------------------------------------
Net gain (loss) on investments         (384)          (1,266)     --
                                -------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                          $(196)         $  (650)    $--
                                =====================================

SEE ACCOMPANYING NOTES.


                                SMALL CAP SUBACCOUNT     EQUITY INCOME SUBACCOUNT
                                --------------------  -------------------------------
                                                                      PERIOD FROM
                                                                    OCTOBER 22, 1998
                                     YEAR ENDED       YEAR ENDED    (DATE OPERATIONS
                                    DECEMBER 31       DECEMBER 31  COMMENCED) THROUGH
                                   2000       1999    2000  1999   DECEMBER 31, 1998
                                -----------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                $ 12,895    $   10   $496  $ 255         $ 1
  Mortality and expense risk
    charges                          (275)     (126)   (51)   (24)         --
                                -----------------------------------------------------
Net investment income
  (operating loss)                 12,620      (116)   445    231           1
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                    5,883       227    (74)    18          --
  Change in unrealized
    appreciation/depreciation
    of investments                (15,599)    3,258    460   (230)         (1)
                                -----------------------------------------------------
Net gain (loss) on investments     (9,716)    3,485    386   (212)         (1)
                                -----------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                     $  2,904    $3,369   $831  $  19         $--
                                =====================================================


                                            MID-CAP GROWTH SUBACCOUNT
                                -------------------------------------------------
                                                                  PERIOD FROM
                                                                OCTOBER 22, 1998
                                         YEAR ENDED             (DATE OPERATIONS
                                         DECEMBER 31           COMMENCED) THROUGH
                                     2000           1999       DECEMBER 31, 1998
                                -------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                  $ 1,522         $  584            $   --
  Mortality and expense risk
    charges                           (681)          (379)               (8)
                                -------------------------------------------------
Net investment income
  (operating loss)                     841            205                (8)
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                    12,752            868                 4
  Change in unrealized
    appreciation/depreciation
    of investments                  (8,343)         8,271             2,260
                                -------------------------------------------------
Net gain (loss) on investments       4,409          9,139             2,264
                                -------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                       $ 5,250         $9,344            $2,256
                                =================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                   NEW AMERICA GROWTH SUBACCOUNT
                                ------------------------------------
                                                     PERIOD FROM
                                                   OCTOBER 22, 1998
                                                   (DATE OPERATIONS
                                   YEAR ENDED     COMMENCED) THROUGH
                                  DECEMBER 31        DECEMBER 31,
                                  2000     1999          1998
                                ------------------------------------
Net investment income
  (operating loss):
  Dividend income               $  4,861  $1,820        $   --
  Mortality and expense risk
    charges                         (390)   (225)           (8)
                                ------------------------------------
Net investment income
  (operating loss)                 4,471   1,595            (8)
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                   2,407     194             5
  Change in unrealized
    appreciation/depreciation
    of investments               (11,800)  1,171         2,495
                                ------------------------------------
Net gain (loss) on investments    (9,393)  1,365         2,500
                                ------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                    $ (4,922) $2,960        $2,492
                                ====================================

SEE ACCOMPANYING NOTES.

                                                                                   INTERNATIONAL STOCK
                                    PERSONAL STRATEGY BALANCED SUBACCOUNT              SUBACCOUNT
                                ---------------------------------------------  ---------------------------
                                                              PERIOD FROM
                                                            OCTOBER 22, 1998
                                                            (DATE OPERATIONS
                                                           COMMENCED) THROUGH
                                 YEAR ENDED DECEMBER 31       DECEMBER 31,       YEAR ENDED DECEMBER 31
                                    2000         1999             1998             2000           1999
                                --------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income                 $ 4,208       $1,796            $ 86            $   883        $  217
  Mortality and expense risk
    charges                          (406)        (163)             (3)              (211)          (78)
                                --------------------------------------------------------------------------
Net investment income
  (operating loss)                  3,802        1,633              83                672           139
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                     (913)         (19)              1             (1,820)           95
  Change in unrealized
    appreciation/depreciation
    of investments                   (350)        (185)            (15)            (3,527)        3,112
                                --------------------------------------------------------------------------
Net gain (loss) on investments     (1,263)        (204)            (14)            (5,347)        3,207
                                --------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      $ 2,539       $1,429            $ 69            $(4,675)       $3,346
                                ==========================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                               COMBINED
                                ---------------------------------------
                                                        PERIOD FROM
                                                      OCTOBER 22, 1998
                                    YEAR ENDED        (DATE OPERATIONS
                                    DECEMBER 31      COMMENCED) THROUGH
                                  2000       1999    DECEMBER 31, 1998
                                ---------------------------------------
Operations:
  Net investment income
    (operating loss)            $  26,214  $  3,876       $   192
  Net realized gain (loss)
    from investment
    transactions                   29,141     2,930            12
  Change in unrealized
    appreciation/depreciation
    of investments                (66,775)   27,297         6,853
                                ---------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      (11,420)   34,103         7,057

Capital share transactions:
  Transfers of net premiums       312,535   159,797        87,191
  Transfers of policy loans      (189,227)       --            --
  Transfers of administrative
    charges                       (53,677)  (27,193)         (610)
  Transfers between
    subaccounts, including
    fixed interest subaccount      86,387    51,157         1,778
                                ---------------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions      156,018   183,761        88,359
                                ---------------------------------------
Total increase (decrease) in
  net assets                      144,598   217,864        95,416
Net assets at beginning of
  period                          313,280    95,416            --
                                ---------------------------------------

Net assets at end of period     $ 457,878  $313,280       $95,416
                                =======================================

SEE ACCOMPANYING NOTES.

                                  VALUE GROWTH                                            HIGH YIELD
                                   SUBACCOUNT          HIGH GRADE BOND SUBACCOUNT       BOND SUBACCOUNT
                                -----------------  ----------------------------------  -----------------
                                                                      PERIOD FROM
                                                                    OCTOBER 22, 1998
                                   YEAR ENDED        YEAR ENDED     (DATE OPERATIONS      YEAR ENDED
                                   DECEMBER 31      DECEMBER 31    COMMENCED) THROUGH     DECEMBER 31
                                   2000      1999   2000    1999   DECEMBER 31, 1998      2000      1999
                                ------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)              $  (12)     $--  $   50  $   57        $    5          $  231     $--
  Net realized gain (loss)
    from investment
    transactions                      23      --      (22)    (12)           --             (10)     --
  Change in unrealized
    appreciation/depreciation
    of investments                   331      --       59     (59)            1            (152)     --
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                         342      --       87     (14)            6              69      --

Capital share transactions:
  Transfers of net premiums          270      --      116      --         1,103           4,240      --
  Transfers of policy loans           --      --       --      --            --              --      --
  Transfers of administrative
    charges                         (645)     --     (326)   (354)          (66)           (317)     --
  Transfers between
    subaccounts, including
    fixed interest subaccount      3,700       9      811      --           138             226      68
                                ------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions       3,325       9      601    (354)        1,175           4,149      68
                                ------------------------------------------------------------------------
Total increase (decrease) in
  net assets                       3,667       9      688    (368)        1,181           4,218      68
Net assets at beginning of
  period                               9      --      813   1,181            --              68      --
                                ------------------------------------------------------------------------

Net assets at end of period       $3,676      $9   $1,501  $  813        $1,181          $4,286     $68
                                ========================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                MONEY MARKET
                                 SUBACCOUNT
                                ------------
                                 YEAR ENDED
                                DECEMBER 31
                                 2000   1999
                                ------------
Operations:
  Net investment income
    (operating loss)            $  127  $--
  Net realized gain (loss)
    from investment
    transactions                    --   --
  Change in unrealized
    appreciation/depreciation
    of investments                  --   --
                                ------------
Net increase (decrease) in net
  assets resulting from
  operations                       127   --

Capital share transactions:
  Transfers of net premiums      2,922   --
  Transfers of policy loans         --   --
  Transfers of administrative
    charges                       (215)  --
  Transfers between
    subaccounts, including
    fixed interest subaccount       --   57
                                ------------
Net increase in net assets
  resulting from capital share
  transactions                   2,707   57
                                ------------
Total increase in net assets     2,834   57

Net assets at beginning of
  period                            57   --
                                ------------
Net assets at end of period     $2,891  $57
                                ============

SEE ACCOMPANYING NOTES.

                                        BLUE CHIP SUBACCOUNT                       APPRECIATION SUBACCOUNT
                                -------------------------------------  -----------------------------------------------
                                                      PERIOD FROM                                      PERIOD FROM
                                                    OCTOBER 22, 1998                                 OCTOBER 22, 1998
                                   YEAR ENDED       (DATE OPERATIONS           YEAR ENDED            (DATE OPERATIONS
                                   DECEMBER 31     COMMENCED) THROUGH          DECEMBER 31          COMMENCED) THROUGH
                                  2000     1999    DECEMBER 31, 1998       2000           1999      DECEMBER 31, 1998
                                --------------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)            $    725  $  (138)      $    (8)         $  1,305       $   216          $   126
  Net realized gain (loss)
    from investment
    transactions                   2,929    1,008             3             7,547           514               (1)
  Change in unrealized
    appreciation/depreciation
    of investments               (12,998)   5,943           934           (10,016)        4,399            1,177
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      (9,344)   6,813           929            (1,164)        5,129            1,302

Capital share transactions:
  Transfers of net premiums       48,981   26,120        20,314            67,557        52,722           23,327
  Transfers of policy loans      (17,928)      --            --           (46,638)           --               --
  Transfers of administrative
    charges                      (14,227)  (7,190)          (62)          (10,364)       (5,814)            (235)
  Transfers between
    subaccounts, including
    fixed interest subaccount     21,743   19,957           203            18,209         5,189              665
                                --------------------------------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                    38,569   38,887        20,455            28,764        52,097           23,757
                                --------------------------------------------------------------------------------------
Total increase in net assets      29,225   45,700        21,384            27,600        57,226           25,059

Net assets at beginning of
  period                          67,084   21,384            --            82,285        25,059               --
                                --------------------------------------------------------------------------------------
Net assets at end of period     $ 96,309  $67,084       $21,384          $109,885       $82,285          $25,059
                                ======================================================================================

                                         DISCIPLINED STOCK SUBACCOUNT
                                ----------------------------------------------
                                                               PERIOD FROM
                                                             OCTOBER 22, 1998
                                        YEAR ENDED           (DATE OPERATIONS
                                       DECEMBER 31          COMMENCED) THROUGH
                                    2000          1999      DECEMBER 31, 1998
                                ----------------------------------------------
Operations:
  Net investment income
    (operating loss)              $   133       $    54            $ 1
  Net realized gain (loss)
    from investment
    transactions                      549            37             --
  Change in unrealized
    appreciation/depreciation
    of investments                 (3,300)        1,617              2
                                ----------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                       (2,618)        1,708              3
Capital share transactions:
  Transfers of net premiums        16,888        12,090             --
  Transfers of policy loans            --            --             --
  Transfers of administrative
    charges                        (1,941)         (400)            --
  Transfers between
    subaccounts, including
    fixed interest subaccount       4,235           936             90
                                ----------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                     19,182        12,626             90
                                ----------------------------------------------
Total increase in net assets       16,564        14,334             93
Net assets at beginning of
  period                           14,427            93             --
                                ----------------------------------------------
Net assets at end of period       $30,991       $14,427            $93
                                ==============================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     INTERNATIONAL
                                   GROWTH AND            EQUITY
                                INCOME SUBACCOUNT      SUBACCOUNT
                                -----------------  ------------------
                                   YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,        DECEMBER 31
                                      2000             2000      1999
                                -------------------------------------
Operations:
  Net investment income
    (operating loss)                 $  188          $   616      $--
  Net realized gain (loss)
    from investment
    transactions                         (9)            (101)     --
  Change in unrealized
    appreciation/depreciation
    of investments                     (375)          (1,165)     --
                                -------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                           (196)            (650)     --

Capital share transactions:
  Transfers of net premiums           3,712            4,953      --
  Transfers of policy loans              --               --      --
  Transfers of cost of
    insurance and transfer
    charges                            (919)            (593)     --
  Transfers between
    subaccounts, including
    fixed interest subaccount         2,644            1,765       9
                                -------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                        5,437            6,125       9
                                -------------------------------------
Total increase in net assets          5,241            5,475       9

Net assets at beginning of
  period                                 --                9      --
                                -------------------------------------
Net assets at end of period          $5,241          $ 5,484      $9
                                =====================================

SEE ACCOMPANYING NOTES.


                                SMALL CAP SUBACCOUNT        EQUITY INCOME SUBACCOUNT
                                ---------------------  ----------------------------------
                                                                          PERIOD FROM
                                                                        OCTOBER 22, 1998
                                     YEAR ENDED          YEAR ENDED     (DATE OPERATIONS
                                     DECEMBER 31        DECEMBER 31    COMMENCED) THROUGH
                                   2000       1999      2000    1999   DECEMBER 31, 1998
                                ---------------------------------------------------------
Operations:
  Net investment income
    (operating loss)             $ 12,620    $  (116)  $  445  $  231         $  1
  Net realized gain (loss)
    from investment
    transactions                    5,883        227      (74)     18           --
  Change in unrealized
    appreciation/depreciation
    of investments                (15,599)     3,258      460    (230)          (1)
                                ---------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                        2,904      3,369      831      19           --

Capital share transactions:
  Transfers of net premiums        28,921     14,126    2,322   3,335           --
  Transfers of policy loans       (21,047)        --       --      --           --
  Transfers of cost of
    insurance and transfer
    charges                        (4,642)    (2,773)    (470)   (271)         (10)
  Transfers between
    subaccounts, including
    fixed interest subaccount       4,690      4,307      108   1,527           51
                                ---------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                      7,922     15,660    1,960   4,591           41
                                ---------------------------------------------------------
Total increase in net assets       10,826     19,029    2,791   4,610           41

Net assets at beginning of
  period                           19,029         --    4,651      41           --
                                ---------------------------------------------------------
Net assets at end of period      $ 29,855    $19,029   $7,442  $4,651         $ 41
                                =========================================================


                                            MID-CAP GROWTH SUBACCOUNT
                                -------------------------------------------------
                                                                  PERIOD FROM
                                                                OCTOBER 22, 1998
                                         YEAR ENDED             (DATE OPERATIONS
                                         DECEMBER 31           COMMENCED) THROUGH
                                     2000           1999       DECEMBER 31, 1998
                                -------------------------------------------------
Operations:
  Net investment income
    (operating loss)               $    841        $   205          $    (8)
  Net realized gain (loss)
    from investment
    transactions                     12,752            868                4
  Change in unrealized
    appreciation/depreciation
    of investments                   (8,343)         8,271            2,260
                                -------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                          5,250          9,344            2,256
Capital share transactions:
  Transfers of net premiums          43,121         16,464           20,314
  Transfers of policy loans         (20,909)            --               --
  Transfers of cost of
    insurance and transfer
    charges                          (7,842)        (5,580)             (62)
  Transfers between
    subaccounts, including
    fixed interest subaccount         3,551         12,636              202
                                -------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                       17,921         23,520           20,454
                                -------------------------------------------------
Total increase in net assets         23,171         32,864           22,710
Net assets at beginning of
  period                             55,574         22,710               --
                                -------------------------------------------------
Net assets at end of period        $ 78,745        $55,574          $22,710
                                =================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    NEW AMERICA GROWTH SUBACCOUNT
                                -------------------------------------
                                                      PERIOD FROM
                                                    OCTOBER 22, 1998
                                   YEAR ENDED       (DATE OPERATIONS
                                   DECEMBER 31     COMMENCED) THROUGH
                                  2000     1999    DECEMBER 31, 1998
                                -------------------------------------
Operations:
  Net investment income
    (operating loss)            $  4,471  $ 1,595       $    (8)
  Net realized gain (loss)
    from investment
    transactions                   2,407      194             5
  Change in unrealized
    appreciation/depreciation
    of investments               (11,800)   1,171         2,495
                                -------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                      (4,922)   2,960         2,492

Capital share transactions:
  Transfers of net premiums        6,603    3,486        20,313
  Transfers of policy loans           --       --            --
  Transfers of cost of
    insurance and transfer
    charges                       (5,337)  (1,297)          (63)
  Transfers between
    subaccounts, including
    fixed interest subaccount     15,894    3,586           202
                                -------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                    17,160    5,775        20,452
                                -------------------------------------
Total increase (decrease) in
  net assets                      12,238    8,735        22,944

Net assets at beginning of
  period                          31,679   22,944            --
                                -------------------------------------
Net assets at end of period     $ 43,917  $31,679       $22,944
                                =====================================

SEE ACCOMPANYING NOTES.

                                     PERSONAL STRATEGY BALANCED SUBACCOUNT       INTERNATIONAL STOCK SUBACCOUNT
                                -----------------------------------------------  -------------------------------
                                                                PERIOD FROM
                                                              OCTOBER 22, 1998
                                                              (DATE OPERATIONS
                                  YEAR ENDED DECEMBER 31     COMMENCED) THROUGH      YEAR ENDED DECEMBER 31
                                    2000           1999      DECEMBER 31, 1998        2000             1999
                                --------------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)              $  3,802       $ 1,633           $   83            $    672         $   139
  Net realized gain (loss)
    from investment
    transactions                      (913)          (19)               1              (1,820)             95
  Change in unrealized
    appreciation/depreciation
    of investments                    (350)         (185)             (15)             (3,527)          3,112
                                --------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                         2,539         1,429               69              (4,675)          3,346

Capital share transactions:
  Transfers of net premiums         55,864        20,900            1,820              26,065          10,554
  Transfers of policy loans        (56,970)           --               --             (25,735)             --
  Transfers of cost of
    insurance and transfer
    charges                         (3,334)       (2,504)            (112)             (2,505)         (1,010)
  Transfers between
    subaccounts, including
    fixed interest subaccount        4,933         1,362              227               3,878           1,514
                                --------------------------------------------------------------------------------
Net increase in net assets
  resulting from capital share
  transactions                         493        19,758            1,935               1,703          11,058
                                --------------------------------------------------------------------------------
Total increase (decrease) in
  net assets                         3,032        21,187            2,004              (2,972)         14,404

Net assets at beginning of
  period                            23,191         2,004               --              14,404              --
                                --------------------------------------------------------------------------------
Net assets at end of period       $ 26,223       $23,191           $2,004            $ 11,432         $14,404
                                ================================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES
EquiTrust Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium variable universal life insurance policies. The Account commenced operations on October 22, 1998.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. On January 1, 1999, the Account adjusted the cost basis from the average cost method to the first-in, first-out method. This change had no effect on the cost basis of the Account's investments.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES
The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 and a first year monthly charge based on age and amount of insurance inforce (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

2.  EXPENSE CHARGES (CONTINUED)
following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

3.  FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4.  INVESTMENT TRANSACTIONS
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                                                                       PERIOD FROM
                                                                                                     OCTOBER 22, 1998
                                                                                                     (DATE OPERATIONS
                                                                                                        COMMENCED)
                                                            YEAR ENDED DECEMBER 31                       THROUGH
                                                        2000                      1999              DECEMBER 31, 1998
                                               -----------------------  ------------------------  ----------------------
                                                PURCHASES     SALES      PURCHASES      SALES      PURCHASES     SALES
                                               -------------------------------------------------------------------------
Value Growth Subaccount                         $  3,974     $    661    $      9      $    --      $    --      $ --
High Grade Bond Subaccount                           977          326          65          362        1,238        58
High Yield Bond Subaccount                         4,777          397          68           --           --        --
Money Market Subaccount                            3,166          332          57           --           --        --
Blue Chip Subaccount                             102,754       63,460      45,586        6,837       20,517        70
Appreciation Subaccount                          144,333      114,264      57,823        5,510       24,052       169
Disciplined Stock Subaccount                      24,517        5,202      13,140          460           91        --
Growth and Income Subaccount                       6,446          821          --           --           --        --
International Equity Subaccount                    7,876        1,135           9           --           --        --
Small Cap Subaccount                              62,324       41,782      18,304        2,760           --        --
Equity Income Subaccount                           3,823        1,418       5,233          411           53        11
Mid-Cap Growth Subaccount                         63,140       44,378      29,005        5,280       20,516        70
New America Growth Subaccount                     42,870       21,239       8,822        1,452       20,515        71
Personal Strategy Balanced Subaccount            111,505      107,210      24,021        2,630        2,116        98
International Stock Subaccount                    50,866       48,491      12,285        1,088           --        --
                                               -------------------------------------------------------------------------
Combined                                        $633,348     $451,116    $214,427      $26,790      $89,098      $547
                                               =========================================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount were as follows:

                                                                                     NET INCREASE
                                                  UNITS SOLD      UNITS REDEEMED      (DECREASE)
                                               ----------------  ----------------  -----------------
                                               UNITS    AMOUNT   UNITS    AMOUNT    UNITS    AMOUNT
                                               -----------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
Value Growth Subaccount                           374  $  3,970      60  $    645     314   $  3,325
High Grade Bond Subaccount                         86       919      31       318      55        601
High Yield Bond Subaccount                        450     4,518      37       369     413      4,149
Money Market Subaccount                           299     3,016      30       309     269      2,707
Blue Chip Subaccount                            8,337   101,145   5,212    62,576   3,125     38,569
Appreciation Subaccount                        11,182   141,975   8,866   113,211   2,316     28,764
Disciplined Stock Subaccount                    2,074    24,180     427     4,998   1,647     19,182
Growth and Income Subaccount                      627     6,235      81       798     546      5,437
International Equity Subaccount                   758     7,235     116     1,110     642      6,125
Small Cap Subaccount                            3,600    49,428   3,016    41,506     584      7,922
Equity Income Subaccount                          323     3,327     133     1,367     190      1,960
Mid-Cap Growth Subaccount                       4,286    61,619   2,989    43,698   1,297     17,921
New America Growth Subaccount                   3,164    38,009   1,752    20,849   1,412     17,160
Personal Strategy Balanced Subaccount           9,051   107,298   8,895   106,803     156        493
International Stock Subaccount                  4,123    49,983   4,153    48,280     (30)     1,703
                                               -----------------------------------------------------
Combined                                       48,734  $602,857  35,798  $446,837  12,936   $156,018
                                               =====================================================

                                                                                    NET INCREASE
                                                  UNITS SOLD     UNITS REDEEMED      (DECREASE)
                                               ----------------  ---------------  ----------------
                                               UNITS    AMOUNT   UNITS   AMOUNT   UNITS    AMOUNT
                                               ---------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
Value Growth Subaccount                             1  $      9     --   $    --       1  $      9
High Grade Bond Subaccount                         --        --     35       354     (35)     (354)
High Yield Bond Subaccount                          7        68     --        --       7        68
Money Market Subaccount                             6        57     --        --       6        57
Blue Chip Subaccount                            3,853    45,285    544     6,398   3,309    38,887
Appreciation Subaccount                         4,753    57,056    415     4,959   4,338    52,097
Disciplined Stock Subaccount                    1,221    12,999     34       373   1,187    12,626
International Equity Subaccount                     1         9     --        --       1         9
Small Cap Subaccount                            1,829    18,294    247     2,634   1,582    15,660
Equity Income Subaccount                          487     4,978     37       387     450     4,591
Mid-Cap Growth Subaccount                       2,499    28,421    415     4,901   2,084    23,520
New America Growth Subaccount                     601     7,001    107     1,226     494     5,775
Personal Strategy Balanced Subaccount           2,035    22,225    222     2,467   1,813    19,758
International Stock Subaccount                  1,166    12,068     93     1,010   1,073    11,058
                                               ---------------------------------------------------
Combined                                       18,459  $208,470  2,149   $24,709  16,310  $183,761
                                               ===================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS (CONTINUED)

                                                 UNITS SOLD     UNITS REDEEMED   NET INCREASE
                                               ---------------  --------------  ---------------
                                               UNITS   AMOUNT   UNITS   AMOUNT  UNITS   AMOUNT
                                               ------------------------------------------------
PERIOD FROM OCTOBER 22, 1998 (DATE OPERATIONS
  COMMENCED) THROUGH DECEMBER 31, 1998
High Grade Bond Subaccount                        123  $ 1,232     6     $ 57     117   $ 1,175
Blue Chip Subaccount                            2,052   20,516     6       61   2,046    20,455
Appreciation Subaccount                         2,211   23,916    14      159   2,197    23,757
Disciplined Stock Subaccount                        9       90    --       --       9        90
Equity Income Subaccount                            5       51     1       10       4        41
Mid-Cap Growth Subaccount                       2,052   20,516     6       62   2,046    20,454
New America Growth Subaccount                   2,052   20,516     6       64   2,046    20,452
Personal Strategy Balanced Subaccount             194    2,031     9       96     185     1,935
                                               ------------------------------------------------
Combined                                        8,698  $88,868    48     $509   8,650   $88,359
                                               ================================================

6.  NET ASSETS
The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                        HIGH
                                                           VALUE       GRADE     HIGH YIELD
                                                           GROWTH       BOND        BOND
                                               COMBINED  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                               --------------------------------------------
Paid-in capital                                $428,138    $3,334      $1,422      $4,217
Accumulated undistributed net investment
  income (loss)                                 30,282        (12)        112         231
Accumulated undistributed net realized gain
  (loss) from investment transactions           32,083         23         (34)        (10)
Net unrealized appreciation (depreciation) of
  investments                                  (32,625)       331           1        (152)
                                               --------------------------------------------
Net assets                                     $457,878    $3,676      $1,501      $4,286
                                               ============================================

                                                 MONEY        BLUE                   DISCIPLINED
                                                 MARKET       CHIP     APPRECIATION     STOCK
                                               SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                               -------------------------------------------------
Paid-in capital                                  $2,764     $97,911      $104,618      $31,898
Accumulated undistributed net investment
  income                                            127         579         1,647          188
Accumulated undistributed net realized gain
  from investment transactions                       --       3,940         8,060          586
Net unrealized depreciation of investments           --      (6,121)       (4,440)      (1,681)
                                               -------------------------------------------------
Net assets                                       $2,891     $96,309      $109,885      $30,991
                                               =================================================

                                               GROWTH AND  INTERNATIONAL                EQUITY
                                                 INCOME       EQUITY      SMALL CAP     INCOME
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                               -------------------------------------------------
Paid-in capital                                  $5,437       $ 6,134      $ 23,582     $6,592
Accumulated undistributed net investment
  income                                            188           616        12,504        677
Accumulated undistributed net realized gain
  (loss) from investment transactions                (9)         (101)        6,110        (56)
Net unrealized appreciation (depreciation) of
  investments                                      (375)       (1,165)      (12,341)       229
                                               -------------------------------------------------
Net assets                                       $5,241       $ 5,484      $ 29,855     $7,442
                                               =================================================

                        EQUITRUST LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

6.  NET ASSETS (CONTINUED)

                                                              NEW       PERSONAL
                                                MID-CAP     AMERICA     STRATEGY   INTERNATIONAL
                                                 GROWTH      GROWTH     BALANCED       STOCK
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                               -------------------------------------------------
Paid-in capital                                  $61,895    $43,387      $22,186      $12,761
Accumulated undistributed net investment
  income                                           1,038      6,058        5,518          811
Accumulated undistributed net realized gain
  (loss) from investment transactions             13,624      2,606         (931)      (1,725)
Net unrealized appreciation (depreciation) of
  investments                                      2,188     (8,134)        (550)        (415)
                                               -------------------------------------------------
Net assets                                       $78,745    $43,917      $26,223      $11,432
                                               =================================================

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2001

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   DECEMBER 31,
                                -------------------
                                  2000       1999
                                -------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2000--$43,662;
    1999--$46,261)              $43,388    $ 43,919
  Policy loans                       76          --
  Short-term investments          3,030       5,363
                                -------------------
Total investments                46,494      49,282
Cash and cash equivalents           790       1,249
Accrued investment income           396         432
Reinsurance recoverable           6,472      29,319
Deferred policy acquisition
  costs                           3,796       1,240
Current income taxes
  recoverable                       494          --
Deferred income taxes                --         943
Goodwill, less accumulated
  amortization of $226 in 2000
  and $150 in 1999                1,308       1,384
Other assets                        470         695
Assets held in separate
  accounts                       35,910      17,596
                                -------------------
Total assets                    $96,130    $102,140
                                ===================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive
        products                 23,922      41,703
      Traditional life
        insurance                   800       8,958
      Unearned revenue reserve       88          21
    Other policy claims and
      benefits                      463         525
                                -------------------
                                 25,273      51,207
Other policyholders'
  funds--supplementary
  contracts without life
  contingencies                     102          --
Amounts payable to affiliates       822         664
Current income taxes payable         --         268
Deferred income taxes               189          --
Other liabilities                   514         847
Liabilities related to
  separate accounts              35,910      17,596
                                -------------------
Total liabilities                62,810      70,582
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares      3,000       3,000
  Additional paid-in capital     28,998      28,998
  Accumulated other
    comprehensive loss             (179)     (1,523)
  Retained earnings               1,501       1,083
                                -------------------
Total stockholder's equity       33,320      31,558
                                -------------------
Total liabilities and
  stockholder's equity          $96,130    $102,140
                                ===================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2000        1999        1998
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $      677  $      191  $        6
  Net investment income              3,269       3,253       1,415
  Realized gains (losses) on
    investments                       (139)         44          26
  Other income                         148         276         149
                                ----------------------------------
Total revenues                       3,955       3,764       1,596
Benefits and expenses:
  Interest sensitive product
    benefits                         1,008       1,078          94
  Underwriting, acquisition
    and insurance expenses           2,603       1,772         961
                                ----------------------------------
Total benefits and expenses          3,611       2,850       1,055
                                ----------------------------------
                                       344         914         541
Income tax expense (benefit)           (74)        225         183
                                ----------------------------------
Net income                      $      418  $      689  $      358
                                ==================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1998                   $3,000      $ 6,658       $    --       $   36       $ 9,694
  Comprehensive income:
    Net income for 1998                          --           --            --          358           358
    Change in net unrealized investment
      gains/ losses                              --           --           388           --           388
                                                                                                  -------
  Total comprehensive income                                                                          746
  Capital contribution from parent               --       22,340            --           --        22,340
                                            ----------------------------------------------------------------
Balance at December 31, 1998                  3,000       28,998           388          394        32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                 $3,000      $28,998       $  (179)      $1,501       $33,320
                                            ================================================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $    418   $    689   $    358
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                          927      1,034         94
    Charges for mortality and administration                      (763)      (246)        (5)
    Deferral of unearned revenues                                   68         20          1
    Amortization of unearned revenue reserve                        (1)        --         --
  Provision for amortization                                        90        124        113
  Realized losses (gains) on investments                           139        (44)       (26)
  Policy acquisition costs deferred                             (2,630)    (1,171)       (60)
  Amortization of deferred policy acquisition costs                 74         (9)        --
  Provision for deferred income taxes                              408         29       (152)
  Other                                                           (740)       255        975
                                                              ------------------------------
Net cash provided by (used in) operating activities             (2,010)       681      1,298
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                           4,821      8,481      1,801
  Policy loans                                                     122         --         --
  Short-term investments--net                                    2,333     17,617         --
                                                              ------------------------------
                                                                 7,276     26,098      1,801
Acquisition of investments:
  Fixed maturities--available for sale                          (2,373)   (24,424)   (11,782)
  Policy loans                                                    (198)        --         --
  Short-term investments--net                                       --         --    (20,388)
                                                              ------------------------------
                                                                (2,571)   (24,424)   (32,170)
                                                              ------------------------------
Net cash provided by (used in) investing activities              4,705      1,674    (30,369)
FINANCING ACTIVITIES
Receipts from interest sensitive and variable products
 credited to policyholder account balances                      20,991     18,380     22,528
Return of policyholder account balances on interest
 sensitive and variable products                               (24,145)   (19,494)      (949)
Capital contribution from parent                                    --         --      7,500
                                                              ------------------------------
Net cash provided by (used in) financing activities             (3,154)    (1,114)    29,079
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents                  (459)     1,241          8
Cash and cash equivalents at beginning of year                   1,249          8         --
                                                              ------------------------------
Cash and cash equivalents at end of year                      $    790   $  1,249   $      8
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes during the year                    $    280   $    230   $     34

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 42 states and the District of Columbia.

INVESTMENTS

FIXED MATURITIES: Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve that would have been required as a charge or credit to income had these amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred.

These costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, we assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. We have not recorded any such writedowns during 2000, 1999 or 1998.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 5.00% to 5.75% in 2000, 1999 and 1998.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2000 and $34,000 at December 31, 1999 to cover estimated future assessments on known insolvencies. We had assets of $48,000 at December 31, 2000 and 1999 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($4,000) in 2000, ($5,000) in 1999 and $41,000 in 1998. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2001 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2006. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

REINSURANCE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. The cost of reinsurance ceded and income from reinsurance assumed are generally amortized over the contract periods of the reinsurance agreements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($90,000) in 2000, $29,000 in 1999 and $17,000 in 1998. These amounts, which have been measured through the date of sale, are net of income taxes totaling $49,000 in 2000, ($15,000) in 1999 and ($9,000) in 1998.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

PENDING ACCOUNTING CHANGE

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement
No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Because of our minimal use of derivatives, we do not anticipate that the adoption of the new Statements will have a significant effect on our earnings or financial position. However, at December 31, 2000, we do own two convertible fixed maturity securities with a carrying value of $793,000. The conversion features on these securities are considered embedded derivatives and, accordingly, changes in fair value of the conversion features will be reflected in net income in future periods. The fair value of these embedded derivatives is estimated to be $97,000 at December 31, 2000. Since it is not possible to predict future changes in fair value, the impact of adopting the Statements on these securities cannot be predicted. The cumulative effect of this accounting change on net income, representing the difference in accumulated net unrealized capital gains (losses) under the two methods, totaled $47,000.

2.  INVESTMENT OPERATIONS

FIXED MATURITIES

The following table contains amortized cost and estimated market value information on fixed maturities:

                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies                $ 1,636       $    4     $    (1)     $ 1,639
  State, municipal and other governments                 1,508           25         (26)       1,507
  Public utilities                                       1,722           37         (37)       1,722
  Corporate securities                                   8,555           23        (151)       8,427
  Mortgage and asset-backed securities                  30,241          220        (368)      30,093
                                                    ---------------------------------------------------
Total fixed maturities                                 $43,662       $  309     $  (583)     $43,388
                                                    ===================================================
DECEMBER 31, 1999
Bonds:
  United States Government and agencies                $ 2,700       $   --     $   (19)     $ 2,681
  State, municipal and other governments                 1,009           --         (89)         920
  Public utilities                                       1,867           --         (96)       1,771
  Corporate securities                                   9,422           48        (463)       9,007
  Mortgage and asset-backed securities                  31,263           --      (1,723)      29,540
                                                    ---------------------------------------------------
Total fixed maturities                                 $46,261       $   48     $(2,390)     $43,919
                                                    ===================================================

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                        $ 2,142       $ 2,140
Due after one year through five years                            4,411         4,409
Due after five years through ten years                           2,614         2,599
                                                              ------------------------
Due after ten years                                              4,254         4,147
                                                                13,421        13,295
Mortgage and asset-backed securities                            30,241        30,093
                                                              ------------------------
                                                               $43,662       $43,388
                                                              ========================

The following table summarizes the components of net unrealized investment losses on fixed maturity securities classified as available for sale. There were no offsetting adjustments to deferred policy acquisition costs or unearned revenue reserve as such potential adjustments for unrealized losses were negligible at December 31, 2000 and were limited by the original amounts deferred plus interest at December 31, 1999.

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2000             1999
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized depreciation on fixed maturity securities           $(274)          $(2,342)
Provision for deferred income taxes                               95               819
                                                              -------------------------
Net unrealized investment losses                               $(179)          $(1,523)
                                                              =========================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                      $3,098     $3,046     $1,175
Short-term investments                                            267        324        194
Other                                                               3         (4)        65
                                                              ------------------------------
                                                                3,368      3,366      1,434
Less investment expenses                                          (99)      (113)       (19)
                                                              ------------------------------
Net investment income                                          $3,269     $3,253     $1,415
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Realized gains (losses) on fixed maturities--available for
 sale                                                          $ (139)   $    44      $ 26
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities--available for sale                                $2,068    $(2,940)     $597
                                                              ==============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls                $2,956          $   --          $   --        $2,956
Sales                                                    2,004               1            (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                 $4,960          $    1          $ (140)       $4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls                $4,375          $   --          $   --        $4,375
Sales                                                    4,062              44              --         4,106
                                                    -----------------------------------------------------------
  Total                                                 $8,437          $   44          $   --        $8,481
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls                $  750          $   --          $   --        $  750
Sales                                                    1,025              26              --         1,051
                                                    -----------------------------------------------------------
  Total                                                 $1,775          $   26          $   --        $1,801
                                                    ===========================================================

There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2000, 1999 or 1998.

Income taxes (credits) include a provision of ($49,000) in 2000, $15,000 in 1999 and $9,000 in 1998 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2000, affidavits of deposits covering investments with a carrying value totaling $46,455,000 were on deposit with state agencies to meet regulatory requirements.

We had no investments which have been non-income producing for the twelve months preceding December 31, 2000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2000.

During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
During 1998, our parent contributed fixed maturity securities to us with a book value of $14,840,000 and fair value of $15,123,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over
U. S. Treasury bonds.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                           DECEMBER 31,
                                                           ---------------------------------------------
                                                                   2000                    1999
                                                           ---------------------   ---------------------
                                                           CARRYING                CARRYING
                                                            VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                           ---------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                           $43,388      $43,388    $43,919      $43,919
Policy loans                                                    76           87         --           --
Cash and short-term investments                              3,820        3,820      6,612        6,612
Assets held in separate accounts                            35,910       35,910     17,596       17,596
LIABILITIES
Future policy benefits                                     $18,004      $17,920    $20,205      $20,150
Other policyholders' funds                                     102          102         --           --
Liabilities related to separate accounts                    35,910       32,141     17,596       16,544

4.  REINSURANCE AND POLICY PROVISIONS
In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $206,461,000 (69.2% of total life insurance in force) at December 31, 2000 and $400,103,000 (93.5% of total life insurance in force) at December 31, 1999.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2000, 1999 and 1998.

In total, insurance premiums and product charges have been reduced by $1,074,000 in 2000, $2,865,000 in 1999 and $4,490,000 in 1998 and insurance benefits have been reduced by $749,000 in 2000, $2,436,000 in 1999 and $5,615,000 in 1998 as a
result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume variable annuity business from two alliance partners through a modified coinsurance arrangement. Product charges from this business totaled $102,000 in 2000, $3,000 in 1999 and $1,000 in 1998. In 1998, we assumed a block of ordinary annuity policies with reserves totaling $22,334,000 from another alliance partner.

5.  INCOME TAXES
We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                      $(482)    $   196     $ 335
  Deferred                                                       408          29      (152)
                                                              ------------------------------
                                                                 (74)        225       183
                                                              ==============================
Taxes provided in statement of changes in stockholder's
 equity--change in net unrealized investment
 gains/losses--deferred                                          724      (1,029)      209
                                                              ------------------------------
                                                               $ 650     $  (804)    $ 392
                                                              ==============================

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Income before income taxes                                     $ 344       $914       $541
                                                              ==============================
Income tax at federal statutory rate (35%)                     $ 120       $320       $189
Tax effect (decrease) of:
  Tax-exempt dividend income                                    (217)       (13)        --
  Other items                                                     23        (82)        (6)
                                                              ------------------------------
Income tax expense (credit)                                    $ (74)      $225       $183
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2000          1999
                                                              ----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Deferred policy acquisition costs                           $ 1,019       $   265
  Modified coinsurance                                            536           190
  Other                                                            49            25
                                                              ----------------------
                                                                1,604           480
Deferred income tax assets:
  Fixed maturity securities                                      (154)         (881)
  Future policy benefits                                          (74)          (81)
  Recoverable from reinsurers                                    (299)           --
  Transfers to separate accounts                                 (888)         (428)
  Other                                                            --           (33)
                                                              ----------------------
                                                               (1,415)       (1,423)
                                                              ----------------------
Deferred income tax liability (asset)                         $   189       $  (943)
                                                              ======================

6.  RETIREMENT AND COMPENSATION PLANS
We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $101,000 in 2000, $51,000 in 1999 and $5,000 in 1998.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50 percent of an employee's contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $9,000 in 2000, $4,000 in 1999 and less than $1,000 in 1998.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $3,000 for 2000 and $2,000 for 1999. There was no expense allocated to us during 1998.

7.  STATUTORY INFORMATION
Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (d) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  STATUTORY INFORMATION (CONTINUED)
maturity security; (f) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (g) bills receivable and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; and
(j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was ($370,000) in 2000, $404,000 in 1999 and $279,000 in 1998. Our
statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($291,000) in 2000, $404,000 in 1999 and $278,000 in 1998. Our
total statutory capital and surplus was $30,960,000 at December 31, 2000 and $31,338,000 at December 31, 1999.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2000, we could pay dividends to our parent of $3,096,000 without prior approval of insurance regulatory authorities.

The National Association of Insurance Commissioners has revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted by the State of Iowa, our state of domicile. The revised manual will result in changes to the accounting practices that we will use to prepare our statutory-basis financial statements. Management believes the impact of these changes to our statutory-basis capital and surplus as of January 1, 2001 will not be significant.

8.  MANAGEMENT AND OTHER AGREEMENTS
We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $531,000 in 2000, $285,000 in 1999 and $7,000 in 1998 for
these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $80,000 during 2000 and $42,000 during 1999 under these agreements. We did not incur any expenses during 1998 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $44,000 during 2000, $53,000 during 1999 and $19,000 during 1998 relating to these services.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  COMMITMENTS AND CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2000, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2000 are as follows: 2001--$45,000; 2002--$45,000;
2003--$49,000, 2004--$50,000; 2005--$50,000 and thereafter, through
2013--$393,000. Rent expense for the lease totaled $98,000 in 2000 and $51,000 in 1999. We did not incur any rent expense during 1998 for the lease.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES


    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.



    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.78% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. (This figure does not include estimated expenses.) The fees and expenses of each Investment Option vary, and in 2000 the total fees and expenses ranged from an annual rate of 0.27% to an annual rate of 1.25% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.



    The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Joint Insureds. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.



    Applying the current charges and the average Investment Option fees and expenses of 0.78% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.83%, 2.17%, 6.17% and 10.17%, respectively, on a guaranteed basis, and -1.68%, 2.32%, 6.32% and 10.32%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed Joint Insureds' age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             0% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,067         $     0        $251,067
      2...............       4,660        2,665               0         252,665
      3...............       7,166        4,197               0         254,197
      4...............       9,798        5,656             136         255,656
      5...............      12,561        7,032           2,209         257,032
      6...............      15,462        8,315           4,220         258,315
      7...............      18,509        9,492           6,152         259,492
      8...............      21,708       10,543           7,988         260,543
      9...............      25,066       11,444           9,704         261,444
     10...............      28,593       12,169          11,281         262,169
     15...............      49,053       12,010          12,010         262,010
     20...............      75,167          345             345         250,345
     25...............     108,496            *               *               *
     30...............           *            *               *               *
     35...............           *            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       12,169          11,281         262,169
 Age 70...............      49,053       12,010          12,010         262,010
Age 115...............           *            *               *               *

                                             ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,351          $     0          $251,351
      2...............        3,084                0           253,084
      3...............        4,774                0           254,774
      4...............        6,419              899           256,419
      5...............        8,015            3,192           258,015
      6...............        9,558            5,463           259,558
      7...............       11,044            7,704           261,044
      8...............       12,467            9,912           262,467
      9...............       13,822           12,082           263,822
     10...............       15,101           14,214           265,101
     15...............       19,908           19,908           269,908
     20...............       20,005           20,005           270,005
     25...............       10,227           10,227           260,227
     30...............            *                *                 *
     35...............            *                *                 *
     40...............            *                *                 *
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       15,101           14,214           265,101
 Age 70...............       19,908           19,908           269,908
Age 115...............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             4% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,127         $     0        $251,127
      2...............       4,660        2,842               0         252,842
      3...............       7,166        4,557               0         254,557
      4...............       9,798        6,262             742         256,262
      5...............      12,561        7,947           3,125         257,947
      6...............      15,462        9,600           5,505         259,600
      7...............      18,509       11,203           7,863         261,203
      8...............      21,708       12,735          10,180         262,735
      9...............      25,066       14,167          12,427         264,167
     10...............      28,593       15,466          14,578         265,466
     15...............      49,053       18,550          18,550         268,550
     20...............      75,167        9,410           9,410         259,410
     25...............     108,496            *               *               *
     30...............     151,032            *               *               *
     35...............           *            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       15,466          14,578         265,466
 Age 70...............      49,053       18,550          18,550         268,550
 Age 115..............           *            *               *               *

                                             ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,417          $     0          $251,417
      2...............        3,282                0           253,282
      3...............        5,175                0           255,175
      4...............        7,095            1,575           257,095
      5...............        9,038            4,216           259,038
      6...............       11,000            6,905           261,000
      7...............       12,975            9,635           262,975
      8...............       14,957           12,402           264,957
      9...............       16,940           15,200           266,940
     10...............       18,915           18,027           268,915
     15...............       28,133           28,133           278,133
     20...............       33,757           33,757           283,757
     25...............       29,269           29,269           279,269
     30...............        3,492            3,492           253,492
     35...............            *                *                 *
     40...............            *                *                 *
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       18,915           18,027           268,915
 Age 70...............       28,133           28,133           278,133
 Age 115..............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,188         $     0        $251,188
      2...............       4,660        3,025               0         253,025
      3...............       7,166        4,936               0         254,936
      4...............       9,798        6,918           1,398         256,918
      5...............      12,561        8,964           4,142         258,964
      6...............      15,462       11,066           6,971         261,066
      7...............      18,509       13,210           9,870         263,210
      8...............      21,708       15,378          12,823         265,378
      9...............      25,066       17,543          15,803         267,543
     10...............      28,593       19,676          18,788         269,676
     15...............      49,053       28,356          28,356         278,356
     20...............      75,167       26,348          26,348         276,348
     25...............     108,496            *               *               *
     30...............     151,032            *               *               *
     35...............     205,321            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       19,676          18,788         269,676
 Age 70...............      49,053       28,356          28,356         278,356
 Age 115..............           *            *               *               *

                                             ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,484          $     0          $251,484
      2...............        3,486                0           253,486
      3...............        5,598                0           255,598
      4...............        7,827            2,307           257,827
      5...............       10,175            5,352           260,175
      6...............       12,644            8,549           262,644
      7...............       15,236           11,896           265,236
      8...............       17,953           15,398           267,953
      9...............       20,795           19,055           270,795
     10...............       23,761           22,874           273,761
     15...............       40,194           40,194           290,194
     20...............       57,374           57,374           307,374
     25...............       68,908           68,908           318,908
     30...............       61,833           61,833           311,833
     35...............       15,885           15,885           265,885
     40...............            *                *                 *
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       23,761           22,874           273,761
 Age 70...............       40,194           40,194           290,194
 Age 115..............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                          ASSUMING
                                               12% HYPOTHETICAL GROSS RETURN,
                                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                           AND GUARANTEED MAXIMUM EXPENSE CHARGES
                            PREMIUMS    ---------------------------------------------
         END OF            ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
         POLICY               AT 5%      ACCUMULATED      SURRENDER        DEATH
          YEAR              PER YEAR        VALUE           VALUE         BENEFIT
-------------------------  -----------  --------------  -------------  --------------
      1..................    $  2,273      $ 1,249         $     0        $251,249
      2..................       4,660        3,213               0         253,213
      3..................       7,166        5,336               0         255,336
      4..................       9,798        7,627           2,107         257,627
      5..................      12,561       10,092           5,269         260,092
      6..................      15,462       12,735           8,640         262,735
      7..................      18,509       15,559          12,219         265,559
      8..................      21,708       18,558          16,003         268,558
      9..................      25,066       21,724          19,984         271,724
     10..................      28,593       25,042          24,154         275,042
     15..................      49,053       43,011          43,011         293,011
     20..................      75,167       57,213          57,213         307,213
     25..................     108,496       46,230          46,230         296,230
     30..................     151,032            *               *               *
     35..................     205,321            *               *               *
     40..................     274,608            *               *               *
     45..................     363,038            *               *               *
     50..................     475,900            *               *               *
     55..................     619,944            *               *               *
     60..................     803,784            *               *               *
 Age 65..................      28,593       25,042          24,154         275,042
 Age 70..................      49,053       43,011          43,011         293,011
 Age 115.................     803,784            *               *               *

                                                ASSUMING
                                     12% HYPOTHETICAL GROSS RETURN,
                           NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                               AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                           --------------------------------------------------
         END OF              END OF YEAR      END OF YEAR       END OF YEAR
         POLICY              ACCUMULATED       SURRENDER           DEATH
          YEAR                  VALUE            VALUE            BENEFIT
-------------------------  ---------------  ----------------  ---------------
      1..................      $  1,551         $      0          $251,551
      2..................         3,695                0           253,695
      3..................         6,044                0           256,044
      4..................         8,618            3,098           258,618
      5..................        11,435            6,612           261,435
      6..................        14,515           10,420           264,515
      7..................        17,879           14,539           267,879
      8..................        21,551           18,996           271,551
      9..................        25,554           23,814           275,554
     10..................        29,914           29,027           279,914
     15..................        57,904           57,904           307,904
     20..................        98,031           98,031           348,031
     25..................       150,696          150,696           400,696
     30..................       211,827          211,827           461,827
     35..................       271,784          271,784           521,784
     40..................       319,211          319,211           569,211
     45..................       337,535          337,535           587,535
     50..................       302,168          302,168           552,168
     55..................       208,084          208,084           458,084
     60..................        32,068           32,068           282,068
 Age 65..................        29,914           29,027           279,914
 Age 70..................        57,904           57,904           307,904
 Age 115.................        32,068           32,068           282,068


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             0% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,067         $     0        $250,000
      2...............       4,660        2,666               0         250,000
      3...............       7,166        4,199               0         250,000
      4...............       9,798        5,661             141         250,000
      5...............      12,561        7,042           2,220         250,000
      6...............      15,462        8,334           4,239         250,000
      7...............      18,509        9,524           6,184         250,000
      8...............      21,708       10,593           8,038         250,000
      9...............      25,066       11,521           9,781         250,000
     10...............      28,593       12,282          11,395         250,000
     15...............      49,053       12,514          12,514         250,000
     20...............      75,167        1,450           1,450         250,000
     25...............     108,496            *               *               *
     30...............           *            *               *               *
     35...............           *            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       12,282          11,395         250,000
 Age 70...............      49,053       12,514          12,514         250,000
 Age 115..............           *            *               *               *

                                             ASSUMING
                                  0% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,351          $     0          $250,000
      2...............        3,084                0           250,000
      3...............        4,775                0           250,000
      4...............        6,420              900           250,000
      5...............        8,019            3,196           250,000
      6...............        9,566            5,471           250,000
      7...............       11,057            7,717           250,000
      8...............       12,489            9,934           250,000
      9...............       13,855           12,115           250,000
     10...............       15,150           14,262           250,000
     15...............       20,150           20,150           250,000
     20...............       20,835           20,835           250,000
     25...............       12,204           12,204           250,000
     30...............            *                *                 *
     35...............            *                *                 *
     40...............            *                *                 *
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       15,150           14,262           250,000
 Age 70...............       20,150           20,150           250,000
 Age 115..............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             4% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,127         $     0        $250,000
      2...............       4,660        2,843               0         250,000
      3...............       7,166        4,559               0         250,000
      4...............       9,798        6,267             747         250,000
      5...............      12,561        7,959           3,137         250,000
      6...............      15,462        9,622           5,527         250,000
      7...............      18,509       11,242           7,902         250,000
      8...............      21,708       12,798          10,243         250,000
      9...............      25,066       14,264          12,524         250,000
     10...............      28,593       15,614          14,726         250,000
     15...............      49,053       19,313          19,313         250,000
     20...............      75,167       11,697          11,697         250,000
     25...............     108,496            *               *               *
     30...............     151,032            *               *               *
     35...............           *            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       15,614          14,726         250,000
 Age 70...............      49,053       19,313          19,313         250,000
Age 115...............           *            *               *               *

                                             ASSUMING
                                  4% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,417          $     0          $250,000
      2...............        3,282                0           250,000
      3...............        5,176                0           250,000
      4...............        7,097            1,577           250,000
      5...............        9,043            4,220           250,000
      6...............       11,009            6,914           250,000
      7...............       12,991            9,651           250,000
      8...............       14,984           12,429           250,000
      9...............       16,981           15,241           250,000
     10...............       18,977           18,090           250,000
     15...............       28,486           28,486           250,000
     20...............       35,163           35,163           250,000
     25...............       33,512           33,512           250,000
     30...............       12,241           12,241           250,000
     35...............            *                *                 *
     40...............            *                *                 *
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       18,977           18,090           250,000
 Age 70...............       28,486           28,486           250,000
Age 115...............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                       ASSUMING
                                             8% HYPOTHETICAL GROSS RETURN,
                                     GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                        AND GUARANTEED MAXIMUM EXPENSE CHARGES
                         PREMIUMS    ---------------------------------------------
        END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
        POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
         YEAR            PER YEAR        VALUE           VALUE         BENEFIT
----------------------  -----------  --------------  -------------  --------------
      1...............    $  2,273      $ 1,188         $     0        $250,000
      2...............       4,660        3,026               0         250,000
      3...............       7,166        4,939               0         250,000
      4...............       9,798        6,924           1,404         250,000
      5...............      12,561        8,978           4,155         250,000
      6...............      15,462       11,092           6,997         250,000
      7...............      18,509       13,256           9,916         250,000
      8...............      21,708       15,455          12,900         250,000
      9...............      25,066       17,667          15,927         250,000
     10...............      28,593       19,867          18,980         250,000
     15...............      49,053       29,511          29,511         250,000
     20...............      75,167       30,796          30,796         250,000
     25...............     108,496        3,021           3,021         250,000
     30...............     151,032            *               *               *
     35...............     205,321            *               *               *
     40...............           *            *               *               *
     45...............           *            *               *               *
     50...............           *            *               *               *
     55...............           *            *               *               *
     60...............           *            *               *               *
 Age 65...............      28,593       19,867          18,980         250,000
 Age 70...............      49,053       29,511          29,511         250,000
Age 115...............           *            *               *               *

                                             ASSUMING
                                  8% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                            AND NON-GUARANTEED CURRENT EXPENSE CHARGES
                        --------------------------------------------------
        END OF            END OF YEAR      END OF YEAR       END OF YEAR
        POLICY            ACCUMULATED       SURRENDER           DEATH
         YEAR                VALUE            VALUE            BENEFIT
----------------------  ---------------  ----------------  ---------------
      1...............      $ 1,484          $     0          $250,000
      2...............        3,486                0           250,000
      3...............        5,599                0           250,000
      4...............        7,830            2,310           250,000
      5...............       10,180            5,358           250,000
      6...............       12,654            8,559           250,000
      7...............       15,255           11,915           250,000
      8...............       17,985           15,430           250,000
      9...............       20,847           19,107           250,000
     10...............       23,842           22,954           250,000
     15...............       40,713           40,713           250,000
     20...............       59,780           59,780           250,000
     25...............       77,842           77,842           250,000
     30...............       88,620           88,620           250,000
     35...............       80,100           80,100           250,000
     40...............       24,748           24,748           250,000
     45...............            *                *                 *
     50...............            *                *                 *
     55...............            *                *                 *
     60...............            *                *                 *
 Age 65...............       23,842           22,954           250,000
 Age 70...............       40,713           40,713           250,000
Age 115...............            *                *                 *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                      JOINT EQUAL AGE 55 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
          INITIAL SPECIFIED AMOUNT $250,000--ANNUAL PREMIUM OF $2,165
                           NON-TOBACCO PREMIUM CLASS

                                                      ASSUMING
                                           12% HYPOTHETICAL GROSS RETURN,
                                    GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                       AND GUARANTEED MAXIMUM EXPENSE CHARGES
                        PREMIUMS    ---------------------------------------------
       END OF          ACCUMULATED   END OF YEAR     END OF YEAR    END OF YEAR
       POLICY             AT 5%      ACCUMULATED      SURRENDER        DEATH
        YEAR            PER YEAR        VALUE           VALUE         BENEFIT
---------------------  -----------  --------------  -------------  --------------
      1..............    $  2,273      $ 1,249         $     0        $250,000
      2..............       4,660        3,213               0         250,000
      3..............       7,166        5,339               0         250,000
      4..............       9,798        7,634           2,114         250,000
      5..............      12,561       10,107           5,285         250,000
      6..............      15,462       12,765           8,670         250,000
      7..............      18,509       15,614          12,274         250,000
      8..............      21,708       18,653          16,098         250,000
      9..............      25,066       21,879          20,139         250,000
     10..............      28,593       25,289          24,402         250,000
     15..............      49,053       44,753          44,753         250,000
     20..............      75,167       65,557          65,557         250,000
     25..............     108,496       77,048          77,048         250,000
     30..............     151,032       48,293          48,293         250,000
     35..............     205,321            *               *               *
     40..............     274,608            *               *               *
     45..............     363,038            *               *               *
     50..............     475,900            *               *               *
     55..............     619,944            *               *               *
     60..............     803,784            *               *               *
 Age 65..............      28,593       25,289          24,402         250,000
 Age 70..............      49,053       44,753          44,753         250,000
Age 115..............     803,784            *               *               *

                                              ASSUMING
                                   12% HYPOTHETICAL GROSS RETURN,
                        NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES, AND
                               NON-GUARANTEED CURRENT EXPENSE CHARGES
                       -------------------------------------------------------
       END OF             END OF YEAR        END OF YEAR        END OF YEAR
       POLICY             ACCUMULATED         SURRENDER            DEATH
        YEAR                 VALUE              VALUE             BENEFIT
---------------------  -----------------  -----------------  -----------------
      1..............     $    1,551         $        0         $  250,000
      2..............          3,695                  0            250,000
      3..............          6,045                  0            250,000
      4..............          8,620              3,100            250,000
      5..............         11,441              6,618            250,000
      6..............         14,527             10,432            250,000
      7..............         17,902             14,562            250,000
      8..............         21,591             19,036            250,000
      9..............         25,619             23,879            250,000
     10..............         30,018             29,130            250,000
     15..............         58,669             58,669            250,000
     20..............        102,173            102,173            250,000
     25..............        169,298            169,298            250,000
     30..............        282,388            282,388            300,200
     35..............        467,356            467,356            497,791
     40..............        766,601            766,601            787,013
     45..............      1,257,239          1,257,239          1,293,428
     50..............      2,050,010          2,050,010          2,113,562
     55..............      3,331,308          3,331,308          3,442,105
     60..............      5,402,174          5,402,174          5,594,212
 Age 65..............         30,018             29,130            250,000
 Age 70..............         58,669             58,669            250,000
Age 115..............      5,402,174          5,402,174          5,594,212


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

    The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds' in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

JOINT EQUAL
ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

                      NON-TOBACCO
                                                                             POLICY YEAR
                      ISSUE AGE         1       2       3       4       5       6       7       8       9       10      11+
                      ---------------   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                11.25   10.35    9.37    8.35    7.30    6.20    5.05    3.86    2.63    1.34    0.00
                      30                13.67   12.61   11.42   10.18    8.89    7.55    6.15    4.71    3.20    1.63    0.00
                      40                17.62   16.30   14.76   13.16   11.50    9.76    7.96    6.09    4.14    2.11    0.00
                      50                24.28   22.58   20.45   18.23   15.92   13.52   11.03    8.43    5.73    2.92    0.00
                      60                36.13   33.88   30.66   27.33   23.87   20.28   16.55   12.68    8.64    4.42    0.00
                      70                54.10   51.00   46.06   41.01   35.84   30.54   25.07   19.37   13.36    6.95    0.00
                      80                51.96   47.73   43.12   38.44   33.91   29.44   24.86   19.97   14.49    8.04    0.00

                      TOBACCO
                                                                             POLICY YEAR
                      ISSUE AGE         1       2       3       4       5       6       7       8       9       10      11+
                      ---------------   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                12.10   11.14   10.09    8.99    7.86    6.67    5.44    4.16    2.83    1.44    0.00
                      30                15.00   13.84   12.53   11.17    9.76    8.29    6.76    5.17    3.51    1.79    0.00
                      40                19.74   18.29   16.56   14.76   12.90   10.95    8.93    6.83    4.64    2.37    0.00
                      50                27.59   25.71   23.28   20.75   18.12   15.40   12.56    9.61    6.54    3.34    0.00
                      60                41.03   38.50   34.83   31.04   27.12   23.06   18.85   14.47    9.89    5.08    0.00
                      70                53.81   50.57   45.64   40.67   35.62   30.45   25.11   19.51   13.55    7.10    0.00
                      80                51.77   47.50   42.93   38.42   34.07   29.74   25.27   20.42   14.91    8.31    0.00

                      COMBINED
                                                                             POLICY YEAR
                      ISSUE AGE         1       2       3       4       5       6       7       8       9       10      11+
                      ---------------   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                      20                11.61   10.69    9.68    8.63    7.53    6.40    5.22    3.99    2.71    1.38    0.00
                      30                14.23   13.13   11.89   10.60    9.26    7.86    6.41    4.90    3.33    1.70    0.00
                      40                18.52   17.14   15.52   13.84   12.09   10.26    8.37    6.40    4.35    2.22    0.00
                      50                25.68   23.91   21.65   19.30   16.85   14.32   11.68    8.93    6.07    3.10    0.00
                      60                38.26   35.88   32.47   28.94   25.28   21.49   17.55   13.45    9.17    4.70    0.00
                      70                53.97   50.81   45.87   40.85   35.74   30.49   25.08   19.42   13.44    7.01    0.00
                      80                51.87   47.62   43.02   38.42   33.98   29.58   25.05   20.18   14.69    8.16    0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                 REPRESENTATIONS PURSUANT TO SECTION 26(f)(2)A


EquiTrust Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 123 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.


Representations pursuant to Section 26(f)(2)(A)


The signatures.

Written consents of the following persons:
    Stephen M. Morain, Esquire.
    Messrs. Sutherland Asbill & Brennan LLP.
    Ernst & Young LLP, Independent Auditors.
    Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.

The following exhibits:


1.A.   1.       Certified Resolution of the Board of Directors of the
                Company establishing the Variable Account. (1)
       2.       None.
       3.       (a) Underwriting Agreement. (5)
                (b) Form of Sales Agreement. (1)
                (c) Form of Wholesaling Agreement. (1)
                (d) Paying Agent Agreement. (5)
       4.       None.
       5.       (a) Policy Form.(2)
                (b) Application Form. (1)
                (c) Death Benefit Guarantee Rider (4)
       6.       (a) Articles of Incorporation of the Company. (1)
                (b) By-Laws of the Company. (1)
       7.       None.
       8.       None.
       9.       (a) Participation Agreement relating to EquiTrust Variable
                    Insurance Series Fund. (1)
                (a)(1) Amended Schedule to Participation Agreement. (6)
                (b) Participation Agreement relating to Dreyfus Variable
                    Investment Fund. (1)
                (b)(1)Form of Amended Schedule to Participation Agreement.
                      (6)
                (c) Participation Agreement relating to T. Rowe Price Equity
                Series, Inc. and T. Rowe Price International Series, Inc.
                    (1)
                (d)Form of Participation Agreement relating to American
                   Century Funds. (6)
                (e)Participation Agreement relating to Fidelity Variable
                   Insurance Products Funds. (6)
                (f)Participation Agreement relating to Franklin Templeton
                   Funds. (6)
                (g)Participation Agreement relating to JP Morgan Series
                   Trust II. (6)
                (h)Participation Agreement relating to Summit Pinnacle
                   Series. (6)
      10.       Form of Application (see Exhibit 1.A.(5)(c) above.)



  2.  *Opinion and Consent of Stephen M. Morain.
  3.  Financial Statement Schedules. (5)
  4.  Not applicable.
  5.  Not applicable.

  6.  *Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product
      Development and Pricing Vice President.
  7.  *(a) Consent of Ernst & Young LLP.
      (b) Consent of Messrs. Sutherland Asbill & Brennan LLP. (5)
  8. Memorandum describing the Company's conversion procedure (included in Exhibit 9 hereto). (1)
  9. Revised Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (3)
 10.  Powers of Attorney. (1)


------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of the Registration Statement on Form S-6 (File No. 333-62221) on August 25, 1998.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-31482) filed with the SEC on March 1, 2000.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on May 2, 2000.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on February 26, 2001.


(5) Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement on Form S-6 (File No. 333-31482) filed with the Securities and Exchange Commission on April 26, 2001.



(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 20th day of September, 2001.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account

                                          By:      /s/ EDWARD M. WIEDERSTEIN
                                              ----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT
                                               EquiTrust Life Insurance Company

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


             SIGNATURE                         TITLE                  DATE
             ---------                         -----                  ----

     /s/ EDWARD M. WIEDERSTEIN       President & Director
-----------------------------------   [Principal Executive       September 20,
       Edward M. Wiederstein          Officer]                        2001

                                     Senior Vice President,
        /s/ JERRY C. DOWNIN           Secretary-Treasurer &      September 20,
-----------------------------------   Director [Principal             2001
          Jerry C. Downin             Financial Officer]

        /s/ JAMES W. NOYCE           Chief Financial Officer &
-----------------------------------   Director [Principal        September 20,
          James W. Noyce              Accounting Officer]             2001

-----------------------------------  Chief Executive Officer &   September 20,
         William J. Oddy*             Director                        2001

-----------------------------------  Executive Vice President    September 20,
         JoAnn Rumelhart*             & Director                      2001

-----------------------------------  Chief Administrative        September 20,
        Timothy J. Hoffman*           Officer & Director              2001

                                     Senior Vice President,
-----------------------------------   General Counsel &          September 20,
        Stephen M. Morain*            Director                        2001



* By /s/ STEPHEN M. MORAIN
    -----------------------
      Stephen M. Morain
      Attorney-In-Fact,
      pursuant to Power of Attorney.